                                                                   Exhibit 10.18



[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


UCB Legal Dept.

================================================================================

                        LICENSE AND DEVELOPMENT AGREEMENT

                                     BETWEEN

                               UCB FARCHIM, S.A.

                                      AND

                        DYNAVAX TECHNOLOGIES CORPORATION

                                FEBRUARY 5, 2004

================================================================================

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
ARTICLE 1. DEFINITIONS...........................................................................................     1

ARTICLE 2. LICENSES..............................................................................................    10

ARTICLE 3. MILESTONE AND ROYALTY PAYMENTS........................................................................    12

ARTICLE 4. REPORTS AND ACCOUNTING................................................................................    19

ARTICLE 5. PAYMENTS..............................................................................................    21

ARTICLE 6. DEVELOPMENT PROGRAM; COMMERCIALIZATION................................................................    21

ARTICLE 7. JOINT PROJECT COMMITTEE...............................................................................    25

ARTICLE 8. SUPPLY AND MANUFACTURE................................................................................    28

ARTICLE 9. PATENT PROSECUTION....................................................................................    31

ARTICLE 10. INFRINGEMENT.........................................................................................    33

ARTICLE 11. TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE...........................................................    36

ARTICLE 12. WARRANTIES AND REPRESENTATIONS; LIMITATION OF LIABILITY; DISCLAIMERS; AND COVENANTS..................    38

ARTICLE 13. INDEMNIFICATION......................................................................................    41

ARTICLE 14. CONFIDENTIALITY......................................................................................    42

ARTICLE 15. TERM AND TERMINATION.................................................................................    44

ARTICLE 16. ASSIGNMENT; CHANGE OF CONTROL........................................................................    47

ARTICLE 17. REGISTRATION OF LICENSE..............................................................................    48

ARTICLE 18. NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION AND PATENT TERM RESTORATION ACT..........    48

ARTICLE 19. DISPUTE RESOLUTION...................................................................................    49

ARTICLE 20. GENERAL PROVISIONS...................................................................................    49

                                    * * * * *

                        LICENSE AND DEVELOPMENT AGREEMENT

         This LICENSE AND DEVELOPMENT AGREEMENT (this "Agreement") is made and entered into as of this 5th day of February, 2004, by and between UCB FARCHIM, S.A., a company organized under the laws of Switzerland ("UCB"), and DYNAVAX TECHNOLOGIES CORPORATION, a corporation organized under the laws of the State of Delaware ("Dynavax").

                                   WITNESSETH:

         WHEREAS, Dynavax has developed know-how and is obtaining or has obtained patent rights relating to ISS (as hereinafter defined) and related technology which activate or stimulate an immune response;

         WHEREAS, Dynavax has entered into an Exclusive License Agreement for Methods, Compositions and Devices for Administration of Naked Nucleotides which Express Biologically Active Peptides and Immunostimulatory Oligonucleotide Conjugates, effective March 26, 1997, as amended on July 23, 1997, October 2, 1998 and September 22, 1999 (the "Primary License Agreement") with The Regents of the University of California (the "Primary Licensor"), pursuant to which Dynavax has obtained an exclusive worldwide license under the Primary Licensor's patents and patent applications relating inter alia to ISS and has acquired the right to grant sublicenses under such patents and patent applications;

         WHEREAS, Dynavax possesses certain technology, know-how and patent rights relating to ISS and related technology and has the right to grant licenses in respect of such technology, know-how and patent rights; and

         WHEREAS, UCB desires inter alia to obtain an exclusive license under such technology, know-how and patent rights in the Fields (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS

         The following terms as used in this Agreement, when written with an initial capital letter, shall have the meanings ascribed to them below:

         1.1. "Acquisition Cost" shall mean the actual price paid by a party to any non-Affiliate third party for acquiring any item (e.g., ISS, Conjugated ISS, Combination ISS or another active ingredient), including shipping and handling costs and customs duties incurred and paid by such party in connection with the acquisition of such item.

         1.2.     "Act" shall have the meaning set forth in Section 18.1 hereof.

         1.3. "Affiliate" shall mean, as to an entity, any corporation or non-corporate business entity which, and for so long as it, controls, is controlled by, or is under common control with such entity. A corporation or non-corporate business entity shall be regarded as in control of another corporation if (a) it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (b) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or in the case of a non-corporate business entity or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

         1.4. "Agreement" shall mean this License and Development Agreement, including all Exhibits attached to this Agreement.

         1.5. "Allergy Season" shall mean the six (6) month period from January 1 to June 30 of any year during the term of this Agreement.

         1.6.     "Annual Net Sales" shall mean Net Sales in any given twelve
(12) month period beginning on January 1 and ending on December 31 of any year during the term of this Agreement.

         1.7. "BLA" shall mean a Biologics License Application as defined in 21 C.F.R. Section 601.2(a) or its United States or foreign equivalent.

         1.8. "cGMP" shall mean the FDA's current good manufacturing practices as described in 21 C.F.R. Section 211 Subparts A-J.

         1.9.     [***]

         1.10.    [***]

         1.11. "Combination ISS" shall mean any ISS in combination with one or more Field Allergens.

         1.12. "Combination Products" shall mean Licensed Products which contain as their active ingredients both or one or more Combination ISS or Conjugated ISS and other active ingredients that are not proprietary to Dynavax or its affiliates.

         1.13. "Combined Annual Product Sales" shall have the meaning set forth in Subsection 3.3(a) hereof.

         1.14. "Confidentiality Agreements" shall have the meaning set forth in Subsection 14.1(a) hereof.

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         1.15. "Conjugated ISS" shall mean any ISS that is covalently bound or otherwise chemically conjugated with one or more Field Allergens.

         1.16. "Coordinator" shall have the meaning set forth in Section 7.1 hereof.

         1.17. "Debarred Entity" shall have the meaning set forth in Subsection 8.1(i) hereof.

         1.18.    "Development Program" shall have the meaning set forth in
Section 6.1 hereof.

         1.19. "Disease Indications" shall mean the Ragweed Disease Indication, the Grass Disease Indication and, if and only if UCB exercises the Peanut Development Option, the Peanut Disease Indication.

         1.20.    "Dollars" shall mean United States dollars.

         1.21. "Drug Master File" or "DMF" shall mean information in a submission to the FDA (or comparable foreign regulatory agency) as defined in 21 C.F.R. Section 314.420(a).

         1.22.    [OMITTED].

         1.23. "Dynavax Know-How" shall mean all inventions, discoveries, trade secrets, information, materials, experience, data, formulas, procedures, results and unpublished patent applications (a) which are rightfully held by Dynavax as of the Effective Date (including any of the foregoing items licensed to Dynavax under the Primary License Agreement), or (b) which are not Joint Know-How or Joint Inventions and are developed or acquired by Dynavax during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 15 including all manufacturing and synthesis know-how; provided that, Dynavax Know-How shall include only such inventions, discoveries, trade secrets, information, materials, experience, data, formulas, procedures, results and unpublished patent applications which are actually useful or reasonably necessary to practice the rights and licenses granted by Dynavax to UCB under the Dynavax Patents pursuant to this Agreement, including for the development, manufacturing or using of ISS, or the development, registration, manufacturing, using or selling of Conjugated ISS, Combination ISS or any Licensed Product pursuant to this Agreement. In addition, notwithstanding the foregoing, Dynavax Know-How shall not be deemed to include any of the foregoing to the extent, and only for as long as, Dynavax is prohibited from disclosing the same to third parties pursuant to binding, non-cancellable contractual nondisclosure obligations applicable to Dynavax.

         1.24.    "Dynavax Net Sales" shall mean:

                  (a) with respect to Non-Combination Products, the gross sales price of such Non-Combination Products billed by Dynavax, its Affiliates or licensees to independent customers, less (i) normal and customary trade, quantity and cash discounts actually given, all rebates actually paid (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges, each to the extent actually invoiced; and (ii) all credits and allowances actually granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or prior to the specific royalty period; and

                  (b) with respect to Combination Products, an amount equal to (i) the gross sales price of such Combination Products billed by Dynavax, its Affiliates or licensees to independent customers, less (A) normal and customary trade, quantity and cash discounts actually given, all rebates actually paid (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges, each to the extent actually invoiced, and (B) all credits and allowances actually granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or prior to the specific royalty period, multiplied by (ii) by the fraction A/(A + B) where A is the invoice price of the ISS, Conjugated ISS or Combination ISS, if sold separately, and B is the invoice price of any other active ingredient or ingredients in the combination, if sold separately; or if, on a country-by-country basis, the other active ingredient or ingredients in the combination (i.e the non-ISS, non-Conjugated ISS or non-Combination ISS component of the Combination Product) are not sold separately in said country, then by the fraction A/C where A is the invoice price of the ISS, Conjugated ISS or Combination ISS if sold separately, and C is the invoice price of the Combination Product; or if, on a country-by-country basis, neither the ISS, Conjugated ISS, Combination ISS nor the other active ingredient or ingredients of the Combination Product is sold separately in said country, then by a fraction to be agreed to by the Parties, acting reasonably and in good faith. .

         1.25. "Dynavax Patents" shall mean (a) all patents and patent applications in the Territory owned, co-owned, controlled by Dynavax or any of its Affiliates or under which Dynavax or any of its Affiliates has a license or right to practice with the right to extend such license or right to practice to UCB (including all patents and patent applications licensed to Dynavax or any of its Affiliates under the Primary License Agreement) which contain claims or disclosures the rights to which are actually useful or reasonably necessary for the development, manufacturing or using of ISS, or the development, registration, manufacturing, using or selling of Conjugated ISS, Combination ISS or the Licensed Products which are filed as of the Effective Date or during the term of this Agreement, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof;
(b) any patent issued with respect to such patent application, any reissue, extension, patent term extension, supplementary protection certificate or the like of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and (c) any other United States or foreign patent or inventor's certificate relating to any of the foregoing. Dynavax Patents shall include, without limitation, those listed in Exhibit A attached hereto.

         1.26.    "EC" means the European Community.

         1.27. "Effective Date" shall mean the date set forth in the Preamble of this Agreement.

         1.28. "Exclusive ISS" shall mean any ISS included in a Conjugated ISS or Combination ISS that the Joint Project Committee has designated as a clinical development candidate in accordance with Section 7.4 for use with one or more Field Allergens.

         1.29. "FDA" shall mean the United States Food and Drug Administration or any successor entity.

         1.30. "FDA Approval" means approval of an NDA or a BLA or other authorization to market or sell a regulated drug substance by the FDA.

         1.31. "Field Allergen" shall mean (a) any ragweed allergen, (b) any grass allergen, and (c) if and only if UCB exercises the Peanut Development Option, any peanut allergen.

         1.32. "Fields" shall mean: (a) the prophylaxis and/or treatment of allergic reactions caused by ragweed; (b) the prophylaxis and/or treatment of allergic reactions caused by grasses; and (c) if and only if UCB exercises the Peanut Development Option, the prophylaxis and/or treatment of allergic reactions caused by peanuts.

         1.33. "Finished Drug Substance" shall mean Conjugated ISS or Combination ISS, in formulated and finished form suitable for preclinical or clinical or commercial use.

         1.34. "Force Majeure" shall have the meaning set forth in Section 20.8(a) hereof.

         1.35. "Grass Disease Indication" shall mean the prophylaxis and/or treatment of allergic reactions caused by grasses.

         1.36. "Grass Product" shall mean any pharmaceutical product for the prophylaxis and/or treatment of allergic reactions caused by a grass containing Conjugated ISS or Combination ISS; whether alone or in combination with other active ingredients that are not proprietary to Dynavax or its Affiliates.

         1.37. "IND" shall mean an Investigational New Drug Application as defined in 21 C.F.R. Section 312.3(b) or its United States or foreign equivalent.

         1.38. "Indemnitees" shall mean (a) in the case of the indemnity set forth in Section 13.1, Dynavax, its Affiliates, the Primary Licensor and the trustees, directors, officers and employees of any of the foregoing; (b) in the case of the indemnity set forth in Section 13.2, UCB, its Affiliates and sublicensees, and their directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 13.3, the parties identified in clauses
(a) and (b) of this Section, as applicable.

         1.39. "Indemnitor" shall have the meaning set forth in Section 13.3 hereof.

         1.40. "Information" shall have the meaning set forth in Section 14.1 hereof.

         1.41. "ISS" shall mean any immunostimulatory nucleic acid sequence, as described, disclosed or originally claimed in any Dynavax Patent listed in Exhibit A as of the Effective Date, wherein the nucleosides in the nucleic acid sequence can be naturally occurring or not naturally occurring and such nucleosides can be connected through any form of naturally occurring or not naturally occurring linkage.

         1.42. "Joint Inventions" shall mean any inventions related to ISS, Conjugated ISS, Combination ISS or the Licensed Products, whether patented or not, which are jointly made during the period beginning on the Effective Date and ending twelve (12) months after termination or expiration of this Agreement pursuant to Article 15 by (a) at least one (1) employee of Dynavax or one of its Affiliates or a person contractually required to assign or license patent rights covering such inventions to Dynavax or one of its Affiliates, and (b) at least one (1) employee of UCB or one of its Affiliates or a person contractually required to assign or license patent rights covering such inventions to UCB or one of its Affiliates.

         1.43. "Joint Know-How" shall mean all inventions, discoveries, trade secrets, information, data, formulas, procedures and results which are reasonably necessary for the development, registration, manufacturing, using or selling of the ISS, Conjugated ISS, Combination ISS or the Licensed Products which are developed jointly during the period beginning on the Effective Date and ending twelve (12) months after termination or expiration of this Agreement by (a) at least one (1) employee of Dynavax or one of its Affiliates or a person contractually required to assign or license such data and know-how to Dynavax or one of its Affiliates, and (b) at least one (1) employee of UCB or one of its Affiliates or a person contractually required to assign or license such data or know-how to UCB or one of its Affiliates.

         1.44. "Joint Patents" shall mean (a) all patent applications and patents with respect to Joint Inventions, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof, and (b) any patent issued with respect to such patent application, any reissue, extension, patent term extension, supplementary protection certificate or the like of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent.

         1.45. "Joint Project Committee" shall mean the committee described in Article 7 hereof.

         1.46. "Key Executives" shall mean the Chief Executive Officer of Dynavax and the Director General of UCB's pharmaceutical sector.

         1.47. "Liabilities" shall mean claims, demands, losses, liabilities, expenses and damages, including investigative costs, court costs and reasonable attorneys' fees.

         1.48. "Licensed Product" shall mean any Conjugated ISS or Combination ISS or any pharmaceutical product containing one or more Conjugated ISS or Combination ISS as an active ingredient, alone or in combination with other active ingredients that are not proprietary to Dynavax or its Affiliates.

         1.49. "Manufacturing Cost," in respect of a particular item (e.g., ISS, Conjugated ISS, Combination ISS or another active ingredient), shall mean the reasonable fully burdened manufacturing costs of producing and shipping such item (in accordance with GAAP in the United States, and in accordance with IAS in Europe and in accordance with corresponding standards in all other countries of the Territory), including direct labor (including allocable employee benefits and employment taxes), direct material, direct energy, direct utilities and other charges incurred directly by a party in the manufacture, packaging and shipping by such party of such item, together with allocable indirect costs and allocable overhead as well as any third party royalties or license fees actually incurred in connection with such manufacturing.

         1.50. "Manufacturing Technology Transfer Plan" shall have the meaning set forth in Section 11.3(b) hereof.

         1.51.    "Milestone Payment" shall have the meaning set forth in
Section 3.2 hereof.

         1.52. "NDA" shall mean a New Drug Application as defined in 21 C.F.R. Section 314.3(b) or its United States or foreign equivalent.

         1.53.    "Net Sales" shall mean:

                  (a) with respect to Non-Combination Products, the gross sales price of such Non-Combination Products billed by UCB, its Affiliates or sublicensees to independent customers, less (i) normal and customary trade, quantity and cash discounts actually given, all rebates actually paid (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges, each to the extent actually invoiced; and (ii) all credits and allowances actually granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or prior to the specific royalty period; and

                  (b) with respect to Combination Products, an amount equal to (i) the gross sales price of such Combination Products billed by UCB, its Affiliates or sublicensees to independent customers, less (A) normal and customary trade, quantity and cash discounts actually given, all rebates actually paid (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges, each to the extent actually invoiced, and (B) all credits and allowances actually granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or prior to the specific royalty period, multiplied by (ii) by the fraction A/(A + B) where A is the invoice price of the ISS, Conjugated ISS or Combination ISS, if sold separately, and B is the invoice price of any other active ingredient or ingredients in the combination, if sold separately; or if, on a country-by-country basis, the other active ingredient or ingredients in the combination (i.e the non-ISS, non-Conjugated ISS or non-Combination ISS component of the Combination Product) are not sold separately in said country, then by the fraction A/C where A is the invoice price of the ISS, Conjugated ISS or Combination ISS if sold separately, and C is the invoice price of the Combination Product; or if, on a country-by-country basis, neither the ISS, Conjugated ISS, Combination ISS nor the other active ingredient or ingredients of the Combination Product is sold separately in said country, then by a fraction to be agreed to by the Parties, acting reasonably and in good faith..

         1.54. "Non-Combination Products" shall mean Licensed Products which contain as their active ingredients only one or more Combination ISS or Conjugated ISS.

         1.55.    "Other Allergy License" shall have the meaning set forth in
Section 2.6 hereof.

         1.56. "Other Allergy Product" shall mean any product comprised of Conjugated ISS or Combination ISS (in each such case containing an allergen that is different from and in place of a Field Allergen) for the treatment or prophylaxis of an allergic reaction, excluding Grass Products, Ragweed Products and Peanut Products.

         1.57. "Patent Filing Countries" shall mean the United States, the European Patent Office, Canada, Japan and Australia.

         1.58. "Peanut Co-Promotion Agreement" shall have the meaning set forth in Subsection 3.9(c) hereof.

         1.59. "Peanut Co-Promotion Conditions" shall have the meaning set forth in Subsection 3.9(b) hereof.

         1.60. "Peanut Co-Promotion Option" shall have the meaning set forth in Subsection 3.9(a) hereof.

         1.61. "Peanut Development Option" shall have the meaning set forth in Section 6.2(a) hereof.

         1.62.    "Peanut Development Plan" shall have the meaning set forth in
Section 6.2(a) hereof.

         1.63. "Peanut Disease Indication" shall mean the prophylaxis and/or treatment of allergic reactions caused by peanuts.

         1.64. "Peanut Phase I Development" shall have the meaning set forth in Section 6.2(b) hereof.

         1.65. "Peanut Product" shall mean any pharmaceutical product for the prophylaxis and/or treatment of allergic reactions caused by peanuts containing Conjugated ISS or Combination ISS; whether alone or in combination with other active ingredients that are not proprietary to Dynavax or its Affiliates.

         1.66. "Phase I Clinical Trials" shall have the meaning ascribed to it by the FDA in 21 C.F.R. 312.21(a).

         1.67. "Phase II Clinical Trials" shall have the meaning ascribed to it by the FDA in 21 C.F.R. 312.21(b).

         1.68. "Phase III Clinical Trials" shall have the meaning ascribed to it by the FDA in 21 C.F.R. 312.21(c).

         1.69.    "Phase III Completion Date" shall mean the date that is sixty
(60) days after the completion of statistical analyses of the final results of those Phase III Clinical Trials that are reasonably necessary for purposes of inclusion in an NDA or BLA, as applicable, for a Licensed Product and for which
(a) statistical analyses reveal that the predetermined endpoints were met with statistically significant separation from placebo and (b) the safety profile is reasonably acceptable for effective commercialization of such Licensed Product.

         1.70.    "Primary License Royalty" shall have the meaning set forth in
Section 3.10 hereof.

         1.71. "Proceeding" shall have the meaning set forth in Section 15.6 hereof.

         1.72. "Ragweed and Grass Co-Promotion Agreement" shall have the meaning set forth in Subsection 3.8(c) hereof.

         1.73. "Ragweed and Grass Co-Promotion Conditions" shall have the meaning set forth in Subsection 3.8(b) hereof.

         1.74. "Ragweed and Grass Option" shall have the meaning set forth in Subsection 3.8(a) hereof.

         1.75. "Ragweed Disease Indication" shall mean the prophylaxis and/or treatment of allergic reactions caused by ragweed.

         1.76. "Ragweed Product" shall mean any pharmaceutical product for the prophylaxis and/or treatment of allergic reactions caused by ragweed containing Conjugated ISS or Combination ISS; whether alone or in combination with other active ingredients that are not proprietary to Dynavax or its Affiliates.

         1.77. "Registration" shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including pricing approvals, if any) as may be legally required before such Licensed Product may be commercialized or sold in such country.

         1.78. "Results" shall have the meaning set forth in Section 7.7 hereof.

         1.79.    "Territory" shall mean the entire world.

         1.80.    "Third Party License" shall have the meaning set forth in
Section 3.5 hereof.

         1.81.    "Third Party Royalties" shall have the meaning set forth in
Section 3.5 hereof.

         1.82. "UCB Know-How" shall mean all inventions, discoveries, trade secrets, information, materials, experience, data, formulas, procedures and results that (a) are related to the Development Program, (b) are necessary for the manufacture, use or sale of the Licensed Products, (c) are not Joint Know-How or Joint Inventions, and (d) are developed or acquired by UCB during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 15. In addition, notwithstanding the foregoing, UCB Know-How shall not be deemed to include any of the foregoing to the extent, and only for as long as, UCB is prohibited from disclosing the same to third parties pursuant to binding, non-cancellable contractual nondisclosure obligations applicable to UCB.

         1.83. "Unlicensed Unit Sales" shall have the meaning set forth in Subsection 3.3(g)(i) hereof.

         1.84. "Valid Claim" shall mean (a) an issued claim of any issued and unexpired patent included among the Dynavax Patents, that (i) has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal, (ii) has not been rendered unenforceable through disclaimer or otherwise, and (iii) has not been lost through an interference or opposition proceeding (a "Valid Issued Claim"), and/or (b) a claim in a pending patent application among the Dynavax Patents that has not been abandoned or finally rejected and which has been pending for less than seven (7) years after the earliest priority date to which it is entitled ("Valid Pending Claim") (which claim, if later issued, shall be considered a Valid Issued Claim in accordance with clause (a) of this Section).

                               ARTICLE 2. LICENSES

         2.1. License Under Dynavax Patents and Dynavax Know-How. Subject to the terms of this Agreement and except to the extent expressly reserved or otherwise specified in Sections 2.4, 2.7 and 2.8 below, Dynavax hereby grants UCB the exclusive right and license under the Dynavax Patents and the Dynavax Know-How in the Territory: (a) to make, have made, develop, import and export, use, market, distribute, promote, offer for sale, sell and have sold Licensed Products in the Fields during the term of this Agreement; and (b) to make, have made, develop, import and export, use, market, distribute, promote, offer for sale, sell and have sold Licensed Products which contain an Exclusive ISS for any purpose.

         2.2. Extension to Affiliates. UCB shall have the right to extend its rights under the license granted in Section 2.1 to one or more of its Affiliates.

         2.3. Sublicenses. UCB may grant sublicenses to non-Affiliate third parties in its sole discretion; provided, however, that UCB may not grant a sublicense without Dynavax's prior consent if the terms under which such sublicense is granted provide a benefit to UCB in which Dynavax does not share and the sublicensee is not adequately incentivized to commercialize the relevant Licensed Product. All such sublicenses shall be subject to the applicable terms and conditions of this Agreement and protect Dynavax and its rights to the same extent as protected herein. No sublicense granted by UCB shall relieve it of any of its obligations hereunder. UCB shall provide Dynavax with notice of its grant of a sublicense. Upon written request, UCB shall promptly provide Dynavax with a confidential copy of any executed sublicense agreement and such other information necessary to understand the material terms of such sublicense.

         2.4. Rights Reserved by Dynavax. Dynavax hereby reserves the right and license to make, have made, use and import Licensed Products in the Fields in the Territory to the extent and only to the extent necessary to fulfill its obligations under Articles 6 and 8 of this Agreement. Except to the extent expressly provided in this Agreement, Dynavax grants no rights or licenses hereunder, implied or otherwise, in, to or under any intellectual property rights or proprietary rights of Dynavax.

         2.5. Covenant Not to Sue. Dynavax agrees that during the term of this Agreement, neither it nor any of its Affiliates or sublicensees, as applicable, will assert against UCB or its Affiliates or sublicensees any Dynavax Patent that is or might be infringed by reason of UCB's or its Affiliates' or sublicensees' exercise of the license granted to it hereunder.

         2.6. Right of First Negotiation. If, at any time during the term of this Agreement, Dynavax considers entering into a license, development, collaboration, co-promotion or other similar agreement or arrangement regarding any Other Allergy Product, Dynavax shall first give written notice thereof to UCB. Such notice shall include a description of the rights which Dynavax has with respect to such Other Allergy Product, together with all data and information in Dynavax's possession relating to such Other Allergy Product. Thereafter, UCB shall have [***] to notify Dynavax whether UCB is interested in commencing negotiations to obtain a license to such rights (an "Other Allergy License"). If UCB does not give such notice within such [***] day period, Dynavax shall be entitled to commence negotiations and enter into agreements with a third party in respect of such Other Allergy License. If UCB gives such notice within such [***] day period, the parties shall commence good faith negotiations in an effort to reach agreement on the terms of such Other Allergy License. If such negotiations do not result in the execution of such Other Allergy License (or a binding letter of intent therefor) within [***] after the date of UCB's written notice above, Dynavax shall be entitled to commence negotiations and enter into agreements with a third party in respect of such Other Allergy License; provided, however, that Dynavax agrees that, for a period of [***] after cessation of such negotiations with UCB, [***]. In such event, UCB shall have [***].

         2.7. Retained License by Primary Licensor. UCB acknowledges that, pursuant to Paragraph 2.4 of the Primary License Agreement, the Primary Licensor has retained on its behalf a royalty-free right and license to use the Invention (as defined in the Primary License Agreement) and associated technology for its own non-commercial, educational and research purposes. UCB acknowledges that the licenses and rights granted to UCB hereunder shall be subject to the applicable terms and conditions of the Primary License Agreement attached hereto as Exhibit H.

         2.8. United States Government Rights. UCB acknowledges that the portion of the Dynavax Patents and Dynavax Know-How licensed to Dynavax under the Primary License Agreement were developed with financial or other assistance through grants or contracts funded by the United States government. UCB acknowledges that its license rights to such portion of the Dynavax Patents and Dynavax Know-How are subject to the rights of the United States government pursuant to 35 U.S.C. Sections 200-212 and applicable regulations promulgated thereunder.

         2.9. Unauthorized Uses. Dynavax and its Affiliates shall not develop, attempt to register, register or sell, directly or indirectly, (nor license third parties the right to develop, attempt to register, register or sell, directly or indirectly) for any indication (a) [***]

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
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[***] or (b) [***]. Dynavax and its Affiliates shall not attempt to register, register, or promote, directly or indirectly, [***], nor shall Dynavax enter into a licensing agreement with a third party that authorizes and enables such third party to attempt to register, register, or promote, directly or indirectly, [***].

                    ARTICLE 3. MILESTONE AND ROYALTY PAYMENTS

         3.1. Initial License and Development Fee. On the Effective Date, UCB shall pay to Dynavax, by wire transfer of immediately available funds, an initial license and development fee in an aggregate amount equal to [***].

         3.2. Milestone Payments. UCB shall pay to Dynavax milestone payments (each a "Milestone Payment") in the amounts specified below no later than [***] after the occurrence of the corresponding event designated below, unless UCB has given Dynavax notice of termination of this Agreement pursuant to
Section 15.3(a) in the entire Territory for the Licensed Product for which such Milestone Payment is due prior to such due date. [***]. Notwithstanding the foregoing, the Milestone Payments shall be subject to reduction and offset in accordance with this Agreement.

                                                    Aggregate
                                                    Milestone
                    Event                            Payment
---------------------------------------------       ---------
Phase III Completion Date for Ragweed Product         [***]
FDA Acceptance of NDA for Ragweed Product             [***]
FDA Approval of Ragweed Product                       [***]
EC Approval of Grass Product                          [***]
                                                      =====
Total Milestone Payments                              [***]

         3.3.     Royalties.

                  (a) UCB shall pay Dynavax a royalty according to the following schedule based on the combined Annual Net Sales of the Licensed Products (excluding Peanut Products) ("Combined Annual Product Sales") sold in the Territory in a given year during the term of this Agreement, subject to the reductions and offsets set forth in this Agreement.

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                            Combined Annual Product
                                                                 Royalty Rates
           Combined Annual Product Sales                    (% of Annual Net Sales)
--------------------------------------------------          -----------------------
Less than [***]                                                       [***]
Greater than or equal to [***] and less than [***]                    [***]
Greater than or equal to [***] and less than [***]                    [***]
Greater than or equal to [***]                                        [***]

                  (b) Royalties shall be paid at the rates set forth in Subsection 3.3(a) above for that portion of the Combined Annual Product Sales that fall within the respective royalty rate ranges. For example: if Combined Annual Product Sales in a given year are [***], then UCB would pay a royalty of [***] on the first [***], [***] on the next [***] and [***] on the final [***].

                  (c) Royalties shall be paid at the rates set forth in Subsection 3.3(a) above in respect of a given Licensed Product in a given country only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of this license, infringe a Valid Issued Claim.

                  (d) Notwithstanding the foregoing, royalties shall be paid at [***]] of the rates set forth in Subsection 3.3(a) above (i) in respect of a given Licensed Product in a given country only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of this license, infringe a Valid Pending Claim but not a Valid Issued Claim and (ii) on Dynavax Know-How alone for Licensed Products that do not infringe a Valid Claim in a given country. In no event will the royalties paid in respect of a given Licensed Product exceed the rates set forth in Subsection 3.3(a) above.

                  (e) All royalty obligations under this Section 3.3 with respect to a given Licensed Product in a given country shall cease upon the later to occur of (i) the date when the last Valid Issued Claim in such country covering such Licensed Product expires or is otherwise extinguished, and (ii) the earlier of (A) the date that is[***] after the date of first commercial sale following Registration of such Licensed Product in such country and (B) [***].

                  (f) All royalties payable under this Section 3.3 are subject to the reductions expressly set forth elsewhere in this Article 3; provided, however, that except as set forth in Section 3.3(g) below, in no event shall the reductions or deductions under those sections or any other provision of this Agreement, when applied in the aggregate, reduce the royalties otherwise owed to Dynavax (as calculated under Sections 3.3(a) through 3.3(e)) by more than [***].

                  (g)      Unlicensed Unit Sales.

                           (i) If at any time during the term of this Agreement, any party other than UCB, its Affiliates or sublicensees commences selling a product containing any Conjugated ISS or Combination ISS in one of the Fields in any country in the

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

                  Territory in which Valid Claims exist but are insufficient to prevent such sales (collectively "Unlicensed Unit Sales"), because (a) a court of competent jurisdiction in such country has rendered a final unappealed or unappealable decision that such Valid Claims are invalid or not infringed by such Unlicensed Unit Sales, or (b) (i) Dynavax has failed within ninety (90) days to terminate such sales or to institute an action to prevent continuation thereof and thereafter, to prosecute such action diligently, and (ii) UCB has not exercised its right to institute such an action itself under
                  Section 10.3, then UCB's royalty obligations with respect to sales of Licensed Products in such country shall be reduced (commencing with the royalty period next succeeding the royalty period in which such Unlicensed Unit Sales first occur) by an amount equal to [***].

                           (ii) If UCB is entitled to a royalty reduction based on Unlicensed Unit Sales pursuant to this Subsection 3.3(g) for any royalty period, UCB or its Affiliates or sublicensees shall submit the evidence of Unlicensed Unit Sales, as applicable, for the relevant royalty period to Dynavax, together with UCB's or its Affiliates' or sublicensees' sales report for the relevant royalty period. Such sales reports for each royalty period in which UCB is entitled to such royalty reduction shall be submitted with the royalty report for such royalty period submitted pursuant to
                  Section 4.1.

         3.4. Accrual of Royalties. No royalty shall be payable on any Licensed Product made, sold (at or below cost), or used for tests or development purposes, or distributed as samples (at no charge). No royalties shall be payable on sales among UCB, its Affiliates and sublicensees (provided no such party is an end user or customer), but royalties shall be payable on subsequent sales by UCB, its Affiliates or sublicensees to an unaffiliated third party. [***].

         3.5. Third Party Royalties. If UCB, its Affiliates or sublicensees reasonably determine after consultation with Dynavax that it or they are required to pay royalties or other license fee amounts under a license agreement (collectively, the "Third Party Royalties") to any third party because the manufacture, use, offer for sale, sale or importation of a Licensed Product infringes any patent of such third party or would infringe a patent that may issue from a patent application of such third party in one or more countries (a "Third Party License"), UCB, its Affiliates or sublicensees may deduct such Third Party Royalties from the royalties thereafter payable to Dynavax; provided, however, that in no event shall such Third Party Royalties reduce the royalties paid to Dynavax by more that [***] of the royalties otherwise payable to Dynavax. Notwithstanding the above, if UCB enters into an agreement with any [***]

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[***] payable to Dynavax under this Agreement.

         3.6. Compulsory Licenses. Should a compulsory license be granted by Dynavax to any third party in any country of the Territory to make, have made, use, import and export, market, distribute, promote, offer for sale or sell Licensed Products, the royalty rate payable hereunder for sales of the Licensed Products by UCB in such country shall be adjusted to match any lower royalty rate granted to such third party for such country; provided that such compulsory license was not granted as a direct result of any material failure of UCB to perform its obligations under this Agreement with respect to such country.

         3.7. Reduction in Royalty Due to Invalid Claims. In the event that all applicable Valid Issued Claims of patents or patent applications included in the Dynavax Patents under which UCB is selling or actively developing a Licensed Product shall be held invalid by a court of competent jurisdiction in a given country in the Territory, whether or not there is a conflicting decision by another court of competent jurisdiction in such country, UCB may pay the reduced royalty rate set forth in Section 3.3(d) on its, its Affiliates' and its sublicensees' sales in such country of such Licensed Product covered by such claims until such judgment is finally reversed by an unappealed or unappealable decision of a court of higher jurisdiction in such country or is otherwise unappealable or is unappealed within the time allowed therefor. If such judgment is finally reversed by an unappealable decree of a court of higher jurisdiction in such country, or is deemed reversed as provided herein, the former royalty rates shall be restored and the royalty payments not theretofore made shall become due and payable, together with interest, to Dynavax. If such judgment is not reversed, deemed reversed, is unappealed or becomes unappealable, as aforesaid, UCB shall be entitled to retain all of the royalties withheld pursuant to this Section 3.7.

         3.8.     Ragweed and Grass Co-Promotion Option.

                  (a) If [***], Dynavax shall have an option (the "Ragweed and Grass Option") to co-promote (and revenue share) solely in the United States both the Ragweed Product and the Grass Product in lieu of receiving royalties with respect to sales of such products in the United States pursuant to Section 3.3. Dynavax may exercise the Ragweed and Grass Option by giving written notice to UCB within [***] after the end of such year provided that it has satisfied the Ragweed and Grass Co-Promotion Conditions. If Dynavax elects to exercise the Ragweed and Grass Option, [***].

                  (b) The right of Dynavax to exercise the Ragweed and Grass Option shall be subject to satisfaction of the following conditions (the "Ragweed and Grass Co-

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         Promotion Conditions"): [***]. If Dynavax has given UCB notice of exercise of the Ragweed and Grass Co-Promotion Option but has failed to satisfy one or more of the Ragweed and Grass Co-Promotion Conditions, Dynavax shall thereafter have a further period of [***] within which to redress any such failure.

                  (c) If Dynavax satisfies the Ragweed and Grass Co-Promotion Conditions and elects to exercise the Ragweed and Grass Option, then UCB and Dynavax shall execute a co-promotion agreement for the United States market in the form attached hereto as Exhibit B (the "Ragweed and Grass Co-Promotion Agreement") and UCB shall no longer pay any royalties for sales of the Ragweed Product and Grass Product in the United States pursuant to Section 3.3. The Ragweed and Grass Co-Promotion Agreement shall provide that [***]. All Net Sales of Ragweed Products and Grass Products outside the United States will remain subject to the royalties set forth in Section 3.3.

                  (d) If (i) [***], (ii) any of the Ragweed and Grass Co-Promotion Conditions are not satisfied, or (iii) Dynavax elects not to exercise the Ragweed and Grass Option, the royalty terms applicable to the Ragweed Product set forth in this Article 3 shall apply to the Combined Annual Net Sales in the Territory of both the Ragweed Product and the Grass Product.

         3.9.     Peanut Co-Promotion Option.

                  (a) If UCB has exercised the Peanut Development Option and Dynavax has satisfied the Peanut Co-Promotion Conditions, then Dynavax shall have an option (the "Peanut Co-Promotion Option") to co-promote (and revenue share) solely in the United States the Peanut Product. Dynavax may exercise the Peanut Co-Promotion Option by giving written notice to UCB within [***] after FDA Approval of the Peanut Product provided that it has satisfied the Peanut Co-Promotion Conditions.

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                  (b)      The right of Dynavax to exercise the Peanut
         Co-Promotion Option shall be subject to satisfaction of the following conditions (the "Peanut Co-Promotion Conditions"): [***]. If Dynavax has given UCB notice of exercise of the Peanut Co-Promotion Option but has failed to satisfy one or more of the Peanut Co-Promotion Conditions, Dynavax shall thereafter have a further period of [***] within which to redress any such failure.

                  (c) If Dynavax satisfies the Peanut Co-Promotion Conditions and elects to exercise the Peanut Co-Promotion Option, then UCB and Dynavax shall execute a co-promotion agreement for the United States market in the form of attached hereto as Exhibit C (the "Peanut Co-Promotion Agreement"). [***].

                  (d)      [***].

         3.10.    [***].

         3.11.    [***].

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

         [***].

         3.12     [***].

         3.13     [***].

                  (a) [***].

                  (b) [***].

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         [***].

                        ARTICLE 4. REPORTS AND ACCOUNTING

         4.1.     Royalty Reports and Records.

                  (a) During the term of this Agreement commencing with the first commercial sale by of the first Licensed Product, UCB shall furnish, or cause to be furnished to Dynavax, written reports governing each calendar quarter showing:

                           (i) the gross sales of all Licensed Products on a Licensed Product by Licensed Product and country by country basis sold by UCB, its Affiliates and sublicensees during the reporting period, together with the calculations of Net Sales in accordance with Section 1.53;

                           (ii) the royalties payable in Dollars, which shall have accrued hereunder in respect of such Net Sales;

                           (iii)    the exchange rates used, if any, in
                  determining the amount of Dollars; and

                           (iv)     [***].

                  (b) With respect to sales of the Licensed Product invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of the Licensed Product invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any UCB Affiliate or sublicensee makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate's or sublicensee's normal accounting practices. UCB or its Affiliate or sublicensee making any royalty payment shall furnish to Dynavax [***]

                  (c) Reports shall be made on a quarterly basis. Quarterly reports shall be due within thirty (30) days of the close of every calendar quarter. UCB shall keep, and shall require its Affiliates and sublicensees to keep, accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. UCB shall be

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                  responsible for all royalties and late payments that are due to Dynavax that have not been paid by UCB's Affiliates and sublicensees. UCB's Affiliates and sublicensees shall have, and shall be notified by UCB that they have, the option of making any royalty payment directly to Dynavax.

         4.2. Right to Audit. Dynavax shall have the right, upon prior notice to UCB, not more than once in any calendar year, through an independent certified public accountant selected by Dynavax and acceptable to UCB, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of UCB, its Affiliates and sublicensees as may be reasonably necessary to verify the accuracy of any royalty payments due hereunder and the corresponding royalty reports required to be furnished by UCB, its Affiliates and sublicensees pursuant to Section 4.1. Such accountant may report only the accuracy or inaccuracy of the royalty payments to be made hereunder and the corresponding royalty reports required to be furnished by UCB, its Affiliates and sublicensees and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such payments and reports. UCB shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Dynavax's independent certified public accountant, as applicable, under the same terms that Dynavax has access to UCB's records. If such independent certified public accountant's report shows any underpayment of royalties by UCB, its Affiliates or sublicensees, within [***] after UCB's receipt of such report, UCB shall remit or shall cause its sublicensees to remit to Dynavax:

                  (a)      the amount of such underpayment; and

                  (b) if such underpayment exceeds [***] of the total royalties owed for the calendar year then being reviewed, the reasonably necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, Dynavax's accountant's fees and expenses shall be borne by Dynavax. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods or if this Agreement terminates or expires before such overpayment is fully credited, Dynavax agrees to refund the uncredited portion of such overpayment within [***] after receipt of the final royalty payment hereunder. In any given year, Dynavax shall [***]. The right of Dynavax to audit hereunder shall survive [***] after expiration or termination of this Agreement. UCB shall retain, and shall cause its Affiliates and sublicensees to retain, those records required to be maintained pursuant to this Section 4.2 in respect of each calendar year for a period of [***] after the end of such calendar year.

         4.3. Confidentiality of Records. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by law, Dynavax and its accountant shall retain all such information in confidence.

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

                               ARTICLE 5. PAYMENTS

         5.1.     Payments and Due Dates.

                  (a) Except as otherwise provided herein, royalties and other amounts payable to Dynavax as a result of activities occurring during the period covered by each royalty report provided for under
         Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties and other amounts in whole or in part may be made in advance of such due date. All payments not paid when due hereunder, including royalties and milestones, shall bear interest to the extent permitted under applicable law at the prime rate per annum quoted in the Wall Street Journal on the first business day after such payment is due, plus an additional [***], calculated on the number of days such payment is delinquent.

                  (b) All payments to Dynavax shall be made by wire transfer to an account of Dynavax designated by Dynavax from time to time; provided, however, that in the event that Dynavax fails to designate such account, UCB or its Affiliates and sublicensees may remit payment to Dynavax to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Dynavax of such account or change in such account, shall not be effective until sixty (60) days after receipt thereof by UCB.

         5.2.     Currency Restrictions. Except as hereinafter provided in this
Section 5.2, all royalties and other amounts shall be paid in Dollars. If, and to the extent, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Territory where Licensed Products are sold, UCB or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to Dynavax's accounts in a bank or depository in such country.

                ARTICLE 6. DEVELOPMENT PROGRAM; COMMERCIALIZATION

         6.1. Ragweed and Grass Development Program. Subject to Dynavax's timely performance of its obligations hereunder, UCB will undertake, or, if applicable, will cause its Affiliates and sublicensees to undertake, or will reimburse Dynavax for its reasonable costs and for UCB-approved third-party costs in undertaking, the development activities described in this Article 6. Amounts owed to Dynavax for its activities under the Development Program shall be paid quarterly. UCB will provide funding for the Development Program (defined below) in accordance with the budget therefor. . UCB shall, at its expense, use commercially reasonable efforts (a) to develop [***] for each of the Ragweed Disease Indication and the Grass Disease Indication, which is to be done initially under and in accordance with the development program in Exhibit D attached hereto (the "Development Program"); and (b) if the results of such development so justify, to seek Registration [***] in the United States and such other countries as are commercially reasonable; and (c) upon obtaining Registration in the United States and any other country, to launch commercial sales of [***] and to market, sell and distribute same to maximize Net Sales of each such Licensed Product. For purposes of this Article 6, "commercially reasonable efforts" shall mean the level of efforts consistent with [***]

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

[***].

         6.2.     Peanut Development Program.

                  (a) Dynavax shall, at its sole cost, use commercially reasonable efforts to undertake the initial development activities described in the feasibility study attached hereto as Exhibit E (the "Peanut Development Plan") through the completion of the Phase I Clinical Trials designed to support the potential development of at least one (1) Licensed Product for the Peanut Disease Indication in the United States. After completion of the Phase I development activity for the Peanut Product, UCB shall have an option to pursue the further development and commercialization of the Peanut Product (the "Peanut Development Option"). The Peanut Development option is exercisable by UCB within [***] of written notice from Dynavax that Dynavax has completed the Phase I Clinical Trial development for the Peanut Product together with Dynavax data pertinent to such development. If UCB elects to exercise the Peanut Development Option, then subject to Dynavax's timely performance of its obligations pursuant to this Article 6, UCB shall, at its expense, use its commercially reasonable efforts (a) to conduct a development program relating to the use of [***] for the Peanut Disease Indication and (b) if the results of such development program so justify, to seek Registration for [***] in the United States and such other countries as UCB deems reasonably appropriate; and (c) upon obtaining Registration in the United States and any other country, to launch commercial sales of [***] and to market, sell and distribute same to maximize Net Sales of such Licensed Product.. If UCB does not timely exercise the Peanut Development Option, no rights for the Peanut Disease Indication shall be provided to UCB hereunder (which rights shall be retained by Dynavax), and the Peanut Product shall not be a Licensed Product hereunder.

                  (b) UCB shall be entitled to fully participate in any Phase I development decisions with respect to the Peanut Products (the "Peanut Phase I Development"); provided, however, that Dynavax shall have the final decision with respect to the Peanut Phase I Development. Notwithstanding the foregoing, Dynavax may not alter any of the express terms of this Agreement or increase the obligations or resources required of UCB beyond what is otherwise provided for herein without the written consent of UCB. Furthermore, Dynavax shall have the final decision-making authority with respect to all decisions on budget and timelines; provided, that such decisions must be commercially reasonable.

                  (c) If Dynavax does not comply with its obligations with respect to the Peanut Phase I Development, then UCB shall have the right to assume responsibility with respect to the Peanut Phase I Development. Dynavax shall pay to UCB (as provided below) [***]. Such amount shall be paid solely through a credit against future amounts owed to Dynavax by UCB; provided, however, that if neither the Ragweed Product nor the Grass Product have been launched and such products are not expected to be launched within two (2) years following UCB's

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assumption of responsibility with respect to the Peanut Phase I Development,
Dynavax shall pay such amount to UCB in cash promptly after receipt of an invoice from UCB. In the event that UCB assumes responsibility for development in accordance with this Section 6.2(c), the provisions of Section 6.2(a) and 3.9 shall fully apply in regards to the Peanut Development Option and the Peanut Co-Promotion Option upon completion of the Phase I Clinical Trials therefore.

         6.3.     Fulfillment.

                  (a) UCB's obligations set forth in Subsections 6.1(a) and 6.1(b) shall be deemed to have been satisfied if UCB:

                           (i) files [***] a complete NDA or BLA, as applicable, in the United States within[***] after the Phase III Completion Date for a Ragweed Product and that NDA or BLA is accepted;

                           (ii) files [***] a complete NDA or BLA, as applicable, in the United States within [***] after the Phase III Completion Date for a Grass Product and that NDA or BLA is accepted;

                           (iii) provided that UCB exercises the Peanut Development Option, files [***] a complete NDA or BLA, as applicable, in the United States within [***] after the Phase III Completion Date for a Peanut Product and that NDA or BLA is accepted; and

                           (iv) the time periods set forth in Subsections 6.3(a)(i), (ii),and (iii) above shall each be subject to up to [***].

                  (b) Dynavax's obligations set forth in Section 6.2(a) shall be deemed to have been satisfied if Dynavax:

                           (i) diligently and in accordance with FDA regulations and guidelines completes within [***] after the Effective Date [***] to the development of the Peanut Product in accordance with the Peanut Development Plan;

                           (ii) if results of the feasibility study above so warrant, then diligently and in accordance with FDA regulations completing within [***] after the completion of the feasibility study [***] to Phase I Clinical Trials of the Peanut Product in accordance with the Peanut Development Plan; and

                           (iii) the time periods set forth in Subsections 6.3(b)(i) and (ii) above shall be subject to up to [***]

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                  [***].

                  (c) Each party agrees to use its commercially reasonable efforts to give the other party [***] notice prior to the exercise of any extension pursuant to Subsections 6.3(a)(iv) or 6.3(b)(iii). Notwithstanding any provision of this Section 6.3 to the contrary, the time periods set forth in Subsection 6.3(a) shall be delayed and adjusted appropriately for such period of time as necessary (i) to account for any material delay by Dynavax in the initial transfer of Dynavax Know-How beyond the period specified in Section 11.1 and (ii) in the event the FDA or corresponding regulatory agency in any other country places a clinical hold on one or more clinical studies relating to the applicable Licensed Product.

         6.4.     [***].

         6.5.     Remedies.

                  (a) In the event UCB fails to meet any diligence requirements set forth in Subsection 6.3(a) with respect to a given Disease Indication, and does not demonstrate to Dynavax's reasonable satisfaction that, despite UCB's commercially reasonable efforts, the failure to meet the diligence requirement was delayed due to reasons beyond UCB's reasonable control, Dynavax shall have the option, as its sole and exclusive remedy, to terminate this Agreement in the entire Territory with respect only to that Disease Indication. If UCB disagrees with the conclusion of Dynavax that UCB has failed to meet a diligence requirement or that UCB has not used commercially reasonable efforts, UCB may request dispute resolution of such Dynavax conclusion pursuant to Article 19. UCB may continue to pursue its development activities during the dispute resolution period.

                  (b) In the event Dynavax fails to meet any diligence requirements set forth in Subsection 6.3(b) with respect to the Peanut Disease Indication, and does not demonstrate to UCB's reasonable satisfaction that, despite Dynavax's commercially reasonable efforts, the failure to meet the diligence requirement was delayed due to reasons beyond Dynavax's reasonable control, UCB shall have the option, as its sole and exclusive remedy, [***] If Dynavax disagrees with the conclusion of UCB that Dynavax has failed to meet a diligence requirement or that Dynavax has not used commercially reasonable efforts, Dynavax may request dispute resolution of such UCB conclusion pursuant to Article 19. Dynavax may continue to pursue its development activities during the dispute resolution period.

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         6.6.     Third-Party Commercialization Proposals. If UCB elects not to sell a Licensed Product in a particular region or country, Dynavax may bring third-party proposals for the marketing, promotion and sale of such Licensed Product in such region or country to UCB, and UCB shall consider any such third-party proposal in good faith[***]. To the extent that [***] third-party proposal with respect to a Licensed Product in a given region or country, both UCB and Dynavax will share in any revenue generated in such region or country by such third party[***].

                       ARTICLE 7. JOINT PROJECT COMMITTEE

         7.1. Appointment of Coordinators. As soon as practicable after the Effective Date, Dynavax and UCB shall each appoint an authorized representative (a "Coordinator"). Each such party shall provide notice to the other as to the identity of the individual so appointed. Each Coordinator shall be responsible for communications, other than legal notices, between the parties with respect to the subject matter of this Agreement. Each party may replace its Coordinator at any time for any or no reason by providing written notice to the other party.

         7.2. Joint Project Committee. The Coordinators shall establish the Joint Project Committee consisting of representatives of UCB and Dynavax. The Joint Project Committee will consist of at least three (3) persons from each of UCB and Dynavax, such persons having significant responsibility for the development or marketing of the Licensed Products. The Joint Project Committee will meet from time to time at mutually agreeable times via teleconference or in-person, but no less than [***] during the term of this Agreement. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of the Joint Project Committee and other representatives of such Coordinator's party shall attend in light of the agenda. Each party shall bear its own costs incurred in connection with participation in the Joint Project Committee.

         7.3. Objectives and Decisions of the Joint Project Committee. The primary objective of the Joint Project Committee will be to facilitate the expeditious development and Registration of Licensed Products by, inter alia:

                  (a) facilitating the exchange of data and study results between the parties;

                  (b) providing a forum for protocol and development plan review;

                  (c) coordinating the developmental efforts of the parties so as to avoid duplication and inconsistency of such efforts;

                  (d) coordinating the manufacturing of, and controls relating to, all Licensed Products during the Development Program;

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                  (e)      reviewing the regulatory plans and timelines relating
         to the Licensed Products; and

                  (f)      factoring in the developing patent situation.

         Each party agrees to give due consideration to any input received from the other party at such Joint Project Committee meetings, and decisions of the Joint Project Committee shall be by mutual agreement of UCB and Dynavax. In the event the parties are unable to resolve a disagreement regarding the development of Licensed Products in the Joint Project Committee, the Coordinators shall refer such disagreement to the Key Executives, who will confer and attempt to resolve it. If the Key Executives are still unable to resolve such disagreement following good faith consultations, [***]. Notwithstanding anything to the contrary herein, neither [***] nor the Joint Project Committee may (i) alter any of the express terms of this Agreement, (ii) within the first two (2) years after the Effective Date change the timelines of the Development Plan , or (iii) increase the obligations or resources required of Dynavax beyond what is otherwise provided for herein without the written consent of Dynavax, which consent shall not be unreasonably withheld. If Dynavax does not exercise the Ragweed and Grass Option, then Dynavax shall have a mechanism to review and provide input to any marketing plan for Ragweed and Grass Products, and to be apprised of the status of UCB's commercialization efforts, [***].

         7.4.     [***].

         7.5. Exchange of Study Results. Each party shall submit a report detailing the results of each study or test which it performs pursuant to this Agreement, including the Exhibits attached hereto, to the other party within forty-five (45) days after completion of the final statistical analyses of the results of such study. Each party shall promptly disclose to the other party all material scientific or technical information relating to any Licensed Product that it discovers in the course of development activities hereunder. In addition, each party will provide the other party with [***] progress reports summarizing its activities in respect of the development of Licensed Products during the relevant [***] period, together with all pre-clinical and clinical study data generated during such period. Such reports shall cover the [***]

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[***] periods ending [***] and shall be due on or before [***].

         7.6. Adverse Event Reports and Customer Complaints. Each party shall maintain a record of all non-medical and medical product-related complaints and reports of adverse events that it receives with respect to any Licensed Product. Each party shall notify the other party of any complaint received by it and, within three (3) days of the initial receipt, provide the other party with a copy of such complaint(s) or adverse event reports. UCB shall be responsible for reporting to the Registration authority any adverse experience and safety issues for each Licensed Product in compliance with the requirements of the U.S. Food, Drug and Cosmetic Act, 21 USC Section 321 et seq., the regulations promulgated thereunder, and the equivalent, laws, rules and regulations in the Territory outside of the United States, and shall promptly thereafter provide Dynavax with a copy of such report. Each party shall provide the other with copies of material correspondence sent to and received from the FDA with respect to Licensed Products.

         7.7. Publications. Each party reserves the right to publish or publicly present the results of its own development activities in respect of the Licensed Products (all such results including Joint Know-How being collectively referred to as the "Results"). The party proposing to publish or publicly present the Results (the "publishing party") will, however, submit a draft of any proposed manuscript, abstract, speech, transparencies, presentation materials or other disclosures to the other party (the "non-publishing party") for comments [***] prior to submission for publication, oral presentation or other disclosure. The non-publishing party shall notify the publishing party in writing within the applicable time period set forth above after receipt of such draft whether such draft contains (a) Information of the non-publishing party which it considers to be confidential under the provisions of Article 14 hereof,
(b) information that if published could possibly have an adverse effect on a patent application or patent for which the non-publishing party has initial patent prosecution responsibility pursuant to Article 9 of this Agreement, or
(c) which would merit the filing of a patent application. In case (b) above, the non-publishing party shall have the right to request a delay and the publishing party shall delay such publication for a period not exceeding [***]. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. In case (c) above, the non-publishing party shall have the right to require delay of publication for a period not exceeding [***] for the purpose of filing and prosecuting to publication patent applications relating to that subject matter. Subject to the constraints of this Article, the publishing party shall have the final authority to determine the scope and content of any publication; provided that such authority shall be exercised with reasonable regard for the interests of the non-publishing party, except that no publication will contain any Information disclosed by the non-publishing party to the publishing party without the non-publishing party's prior written permission. Each party shall cause its Affiliates, licensees or sublicensees, as the case may be, to comply with the requirements of this Section 7.7 with respect to any of their proposed publications.

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                        ARTICLE 8. SUPPLY AND MANUFACTURE

         8.1.     Supply of Finished Drug Substance.

                  (a) Dynavax agrees to supply UCB, and UCB agrees to purchase from Dynavax, UCB's requirements of Finished Drug Substance necessary for UCB to perform the Development Program at Dynavax's Acquisition Cost or Manufacturing Cost therefor, as applicable. UCB acknowledges that Dynavax may subcontract its obligations hereunder to a third party which is reasonably acceptable to UCB. Dynavax shall not change any subcontractor without UCB's prior written consent which shall not be unreasonably withheld or delayed. Such obligation shall apply with respect to all preclinical studies, Phase I Clinical Trials, Phase II Clinical Trials and, at UCB's option, Phase III Clinical Trials and expanded access trials under the Development Program, subject to the provisions of Section 8.1(k) below.

                  (b) The delivery schedule for all Finished Drug Substance shall be determined from time to time by mutual agreement of the parties, but Dynavax shall use commercially reasonable efforts to comply with UCB's requested delivery dates. No Finished Drug Substance shall be supplied except pursuant to firm written purchase orders submitted to UCB by Dynavax. All Finished Drug Substance supplied pursuant to this Section 8.1 shall (i) be manufactured in accordance with Current Good Manufacturing Practices as promulgated by the FDA, and (ii) meet specifications, determined in accordance with applicable analytical methodology, to be mutually agreed upon in good faith by the parties hereto as promptly as practicable after the Effective Date.

                  (c) During the Development Program, Dynavax shall use commercially reasonable efforts to provide UCBwith those quantities of
         (i) analytical reference materials and (ii) all impurities and degradation products which are measured when performing the analytical methodology for the Finished Drug Substance and which are required by UCB to conduct the analytical work necessary to obtain Registration of the Licensed Products in each country of the Territory.

                  (d) Within [***] after the Effective Date with respect to the United States and within [***] after UCB's request with respect to other countries of the Territory, Dynavax shall use commercially reasonable efforts to establish, or shall use commercially reasonable efforts to cause its subcontractors to establish, a DMF (or its counterpart in other countries of the Territory) with the FDA, and applicable government authorities for all other countries of the Territory requested by UCB, relating to the manufacture of the Finished Drug Substance, and covering facilities from which all Finished Drug Substance to be supplied to UCB pursuant to Subsection 8.1(a) will be supplied. Dynavax shall provide, or shall cause its subcontractors to provide, UCB and its sublicensees with (i) access to the data and information of Dynavax and its subcontractor's DMFs, and (ii) letters of authorization to the FDA and other applicable government authorities in other countries of the Territory and take such other actions as UCB may reasonably request to allow UCB or its sublicensees to refer to Dynavax's and

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         its subcontractor's DMFs or their counterparts in connection with any submissions or filings which UCB or its sublicensees make with respect to the Licensed Products.

                  (e) Dynavax shall allow, and shall cause its subcontractors to allow, UCB employees, consultants and FDA and other regulatory personnel to perform any quality assurance audits of Dynavax's and its subcontractors' manufacturing facilities that may be required of UCB by any governmental authority or reasonably requested by UCB.

                  (f) From time to time, UCB shall have the right, at its own expense, to have UCB employees and its subcontractors participate in and observe the development of the manufacturing, scale-up processes and analytical testing of Dynavax and its subcontractors relating to the Finished Drug Substance. The parties agree that the intent of such participation and observation shall include assistance for UCB in subsequently implementing the same manufacturing in its facilities or those of its subcontractors in the event Dynavax ceases to supply the Finished Drug Substance, and Dynavax shall take all reasonable steps to ensure that such UCB employees are provided with information, materials and training necessary to facilitate such purposes.

                  (g) Dynavax shall reasonably assist, and shall cause its subcontractors to reasonably assist, UCB employees and consultants and FDA and other regulatory personnel in the development of analytical methodology and specifications so that the respective assay methods and specifications for the Licensed Products and the Finished Drug Substance are consistent.

                  (h) Dynavax shall use commercially reasonable efforts to generate, and shall use commercially reasonable efforts to cause its subcontractors to generate, all documentation relating to its manufacturing activities hereunder which are necessary to support registration of the Finished Drug Substance with the FDA and other foreign regulatory authorities. Dynavax further agrees to prepare its facilities, and to cause its subcontractors to prepare their facilities, for pre-approval inspections by the FDA and foreign regulatory authorities, with the reasonable assistance of UCB employees and/or consultants. As soon as practicable after the Effective Date, the parties will initiate discussions to agree on a list of necessary documentation and validation studies required to be performed prior to NDA filing and time frames for completion.

                  (i) Dynavax hereby certifies that it has not been debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. Section 335a (a) and (b). In the event that during the term of this Agreement, Dynavax becomes debarred or receives notice of an action or threat of an action with respect to its debarment, Dynavax shall notify UCB immediately. Dynavax hereby certifies that it has not and will not use in any capacity the services of any individual, corporation, partnership or association which has been debarred under 21 U.S.C. Sections 335a (a) or (b) in connection with the performance of services hereunder. In the event that Dynavax becomes aware of the debarment or threatened debarment of any individual, corporation, partnership or association (the "Debarred Entity") providing services to Dynavax which directly or indirectly relate to activities under this Agreement, Dynavax shall notify UCB

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         immediately. Upon UCB's request, Dynavax agrees to cease using the services of the Debarred Entity.

                  (j) Upon request by UCB, Dynavax agrees to submit promptly documentation which reasonably substantiates Dynavax's Acquisition Cost or Manufacturing Cost for the Licensed Products, as applicable. UCB shall have audit rights in respect of the Acquisition Costs or Manufacturing Costs for the Licensed Products similar to those of Dynavax as set forth in Section 4.2, mutatis mutandis. Dynavax shall use commercially reasonable efforts to negotiate a commercially reasonable Acquisition Cost for Finished Drug Substance.

                  (k) Dynavax will supply, [***], AIC for the 2004 Phase II(b) Clinical Trial in the United States for the Ragweed Product. UCB shall have the ultimate responsibility for all other manufacturing of Licensed Products, subject to the following: (i) (A) the large-scale cGMP production of AIC for the 2005 Phase III Trial shall be a joint UCB-Dynavax responsibility; (B) the production facility and personnel shall be mutually decided upon with the primary factor being the availability and ability to meet the development timeline; and (C) the facility shall be chosen from UCB, Dynavax or a contract manufacturer; and (ii) future cGMP lots for all Licensed Products shall be manufactured at the facility chosen by the parties pursuant to Subsection 8.1(k)(i) above.

         8.2. Commercial Supply of Finished Drug Substance. UCB shall be responsible for the commercial supply of all Finished Drug Substance and the transition to the commercial supplier shall commence at the Phase III clinical trial stage for each Licensed Product in the Fields, unless UCB and Dynavax agree that Dynavax will supply Phase III clinical trial material. Dynavax shall reasonably cooperate, and shall cause its subcontractors to reasonably cooperate, with UCB and its contractor in connection with the transfer of manufacture and supply responsibilities.

         8.3.     Regulatory and Quality Assurance.

                  (a) Dynavax acknowledges that, except for any of its subcontractor's DMFs, after transfer to UCB of the IND for the Ragweed Product, UCB shall be solely responsible for (i) filing all regulatory documents with the FDA and foreign regulatory agencies in connection with the Development Program and Registration of all Licensed Products in the Fields and (ii) quality assurance oversight in respect of the Licensed Products in the Fields. Dynavax will reasonably assist UCB by providing such data as is available to Dynavax which is necessary for UCB to fulfill all FDA and foreign regulatory reporting requirements in respect of the Licensed Products supplied hereunder. Dynavax will use reasonable efforts to cause any subcontractor which it uses in connection with the manufacture of the Licensed Products to fully disclose all data relating to such subcontractor's manufacturing activities to UCB.

                  (b) Dynavax shall use reasonable efforts to cause any subcontractors it uses in connection with the supply and manufacture of the Licensed Products to enter into such contractual arrangements with UCB as are reasonably necessary to comply with applicable FDA laws and regulations, relating to the manufacturing, control, testing and

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         release of the Licensed Products, including the FDA's draft guidance entitled "Cooperative Manufacturing Arrangements for Licensed Biologics" dated August 1999.

         8.4. cGMP Costs. UCB and Dynavax agree that Exhibit G sets forth the budgeted costs necessary to manufacture one lot of Product which is acceptable to the FDA for use in a Phase III study. [***]

         8.5. Dynavax Quality Control Laboratory. Dynavax shall take such action as necessary to bring its quality control laboratory (including the quality control processes and analytical methods for in-process control, and release of starting materials, intermediates, drug substance and drug product as well as stability studies for drug substance and drug product) fully into compliance with cGMP prior to release of the clinical trial drug supplies for the Phase III Clinical Trial for Ragweed; provided, however, that UCB will provide guidance and advice to Dynavax in bringing its quality control laboratory into compliance with cGMP and [***].

                          ARTICLE 9. PATENT PROSECUTION

         9.1. Title to Inventions. Each party shall have and retain sole title in inventions, whether or not patentable, made by it or on its behalf (as by its employees or agents) in the course of work performed under this Agreement.

         9.2. Dynavax Inventions. Dynavax shall, in consultation with UCB, file and prosecute such patent applications regarding any of Dynavax's sole inventions which are reasonably useful or necessary to protect the development, registration, manufacture, use or sale of ISS, Conjugated ISS, Combination ISS and the Licensed Products in the Territory, including all Dynavax Patents, and thereafter shall diligently and in the exercise of its discretion in a manner reasonably consistent with the goals and expectations of the parties, giving due and reasonable consideration to UCB's position, prosecute and maintain in force the resulting Dynavax Patents all at the expense of Dynavax. Dynavax shall enable UCB and its internal and external counsel to directly contact and confer with Dynavax's patent attorney with respect to the prosecution of any patent applications constituting part of the Dynavax Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Dynavax Patents [***], provided, however, that [***]. The territorial scope of such filings shall be the subject of specific discussion between the parties, but shall include all Patent Filing Countries and all other countries reasonably requested by UCB to the extent not already applied for as of the Effective Date. If for any reason (other than Dynavax's legally and commercially reasonable desire to preserve a trade secret) Dynavax declines to file a patent application or, having filed, declines to prosecute or maintain any of the Dynavax Patents in the Territory, UCB may so file, prosecute or maintain in Dynavax's name and at UCB's expense in such country, in which event Dynavax shall, at UCB's request and expense, provide all

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reasonable assistance; provided, however, that UCB shall be entitled to credit the out-of-pocket expenses so incurred against royalties and Milestone Payments due hereunder with respect to Licensed Products sold in such country.

         9.3.     Joint Patents and Joint Know-How.

                  (a) Joint Patents. With respect to Joint Patents: (i) all Joint Patents shall be jointly owned by Dynavax and UCB; (ii) UCB and its sublicensees and assignees shall be free to use and sublicense such Joint Patents in the Territory, and Dynavax and its licensees and assignees shall be free to use such Joint Patents in any country of the Territory, subject to exclusivity of UCB for Licensed Products in the Fields to the same extent in which the license granted pursuant to
         Section 2.1, and only to the extent such license remains in effect;
         (iii) each party agrees to consult with the other party and to give due and reasonable consideration to the other party's position in determining the territorial scope of patent filings in the Territory, and the prosecution and maintenance of resulting patent rights based on Joint Inventions; and (iv) UCB shall have the sole right and discretion to file any patent application and prosecute and maintain any resulting patent rights on Joint Inventions, in which event, Dynavax shall, at UCB's request, provide all reasonable assistance and shall promptly reimburse UCB for fifty percent (50%) of the out-of-pocket expenses so incurred by UCB. If for any reason (other than UCB's desire to preserve a trade secret) UCB declines to file a patent application on any Joint Invention, or, having filed, declines to prosecute or maintain any such resulting patent rights on such Joint Invention, Dynavax may so file, prosecute or maintain in such country, in which event UCB shall, at Dynavax's request and expense, provide all reasonable assistance.

                  (b) Joint Know-How. The parties hereto acknowledge and agree as follows: (i) all Joint Know-How shall be owned jointly by UCB and Dynavax; (ii) UCB shall have the exclusive right to use such Joint Know-How in the Territory in the Fields (for so long as the exclusive license under Section 2.1 remains in effect); and (iii) Dynavax and UCB shall each have a non-exclusive right to use the Joint Know-How outside the Fields.

         9.4.     Further Obligations.

                  (a) Except as otherwise provided in Articles 10 and 18, each party's responsibilities for patent prosecution activities pursuant to this Article 9 shall also include all ex parte and inter partes activities defending such party's relevant patent applications and patents, including all interference, opposition defense and observation defense proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party's position with respect to any such "patent prosecution activities" (which term, as used herein, shall include any inter partes activities of the type described in the first sentence of this Subsection 9.4(a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, the other party may initiate, pursue or assume such patent prosecution activities, at its sole expense unless the non-pursuing party shows

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         reasonable legal or commercial basis, in view of that party's entire patent portfolio, for not so pursuing. The party not pursuing the patent prosecution action shall cooperate as necessary in the activity, including by being named as a party or by making necessary appearances.

                  (b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it and reasonably acceptable to the other party. In addition to the other obligations set forth in this Article 9, each party undertakes to keep the other party throughout the term of this Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including supplying the other, upon reasonable request and at reasonable intervals, with all correspondence with the patent offices in the Patent Filing Countries. To the extent that a party has not previously done so, or promptly upon request by the other party in order to assist such other party in connection with any of its activities or the exercise of any of its rights pursuant to Articles 9 and 10, such party shall provide the other party with such additional relevant documentation which such other party may reasonably request relating to such patent applications and patents in the Dynavax Patents or those relating to Joint Inventions, as applicable, including copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 9, it shall give the other party notice thereof in a sufficiently timely manner so as to enable such other party to determine whether to assume patent prosecution activity in connection therewith. Each party shall use reasonable efforts to give such notice [***] before any abandonment, lapse or any other relevant deadline.

                  (c) Each party shall have the independent right to challenge third party patents or patent applications which may, in such party's sole discretion, affect the ability to commercialize Licensed Products. The party choosing to challenge such third party patents or patent applications shall advise the other party of the challenge in writing [***] prior to initiating the challenge.

                  (d) Both parties agree to comply with the United States duty of disclosure under 37 C.F.R. Section 1.56.

                            ARTICLE 10. INFRINGEMENT

         10.1. Third Party Infringement. If UCB or Dynavax becomes aware of any activity that it believes represents a substantial infringement of (a) a Valid Claim or (b) patents relating to Joint Inventions, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement in writing. Dynavax shall have the right, but not the obligation, to enforce any rights within the Dynavax Patents against such infringement, at its own expense. UCB shall have the right to enforce any rights within the patents relating to Joint Inventions, at its expense.

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         10.2.    Dynavax Infringement Suits.

                  (a) Dynavax will give UCB prompt written notice of any proposed settlement, consent judgment or voluntary disposition of any suit or legal action relating to an infringement of the Dynavax Patents, and will consider in good faith any and all comments and suggestions relating thereto provided by UCB prior to any such settlement, judgment or disposition; provided that UCB delivers all such comments and suggestions in a timely manner; and provided, further, that, notwithstanding the above, subject to Section 10.5, Dynavax, in Dynavax's sole discretion, exercised in good faith, may enter into any settlement, consent judgment or voluntary final disposition of any suit or legal action on behalf of Dynavax and UCB so long as such settlement, judgment or disposition does not adversely affect UCB's rights under this Agreement nor impose any obligations on UCB other than as explicitly set forth in this Agreement. UCB shall reasonably cooperate with Dynavax in any suit or legal action against infringement of the Dynavax Patents in the Fields, including joining as a named party thereto, if necessary to maintain such suit.

                  (b) In the event that Dynavax recovers any settlement amount or any damages for past infringement of the Dynavax Patents in the Fields as a result of such suit or legal action, such amount or damages shall be applied first to reimburse Dynavax for any unreimbursed expenses and legal fees relating to such suit or legal action, second to reimburse, [***], UCB or its sublicensees and other licensees of Dynavax having an interest in such infringement action, if any, for any unreimbursed expenses and legal fees relating to such suit or legal action, and third, after such reimbursements, to the extent that the remaining amount of such settlement amount or damages, in whole or in part, can be reasonably attributed to losses actually incurred as a result of such infringement by UCB, Dynavax and such other licensees of Dynavax, if any, such remaining amount will be shared [***] among UCB, Dynavax and such other licensees, if any, in accordance with each party's reasonably attributed losses or damages. In the event UCB and Dynavax cannot reach agreement on what constitutes [***], the matter shall be referred to an independent certified public accountant (not regularly employed by either party) for a final determination of [***].

         10.3.    UCB Infringement Suits.

                  (a) If Dynavax shall fail, within [***] after receiving notice from UCB of a potential infringement of the Dynavax Patents in the Fields or after giving UCB notice of such infringement, either (a) to terminate such infringement or (b) to institute an action to prevent continuation thereof and, thereafter, to prosecute such action diligently, or if Dynavax notifies UCB that it does not plan to terminate the infringement of the Dynavax Patents or institute such action, then UCB shall have the right to do so. Dynavax shall cooperate with UCB in such effort, including being joined as a party to such action if necessary, and, if applicable shall use reasonable efforts to obtain the agreement of the Primary Licensor to be named if necessary, and Dynavax shall have the right to participate in such action at Dynavax's sole expense. In the event UCB institutes any action relating to infringement of the Dynavax Patents, UCB may deposit [***]

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         [***] of any royalties which are otherwise payable to Dynavax during the pendency of any such infringement action in an interest-bearing escrow account (bearing interest at rates comparable to other UCB deposits of immediately available funds). UCB shall, upon the final resolution or settlement of such infringement action, provide Dynavax with an accounting of the total royalty payments escrowed (and interest thereon) and UCB's expenses incurred in such infringement action. UCB shall be entitled to offset any litigation expenses which UCB fails to recoup from any damage award or settlement payments arising from such infringement action against such escrowed royalties. Any escrowed payments (and interest thereon) in excess of UCB's unrecouped expenses shall be immediately paid to Dynavax.

                  (b) Any damage award or settlement payments made to UCB for infringement of the Dynavax Patents in excess of UCB's expenses in connection with any infringement action it initiates relating to the Dynavax Patents shall next be used to reimburse Dynavax for any legal fees and expenses it incurs in connection with such infringement action and any remaining amount shall then be divided as follows: [***]. Any damage award or settlement payments made to UCB in connection with any action relating to infringement of the patents relating to Joint Inventions, after first reimbursing UCB for its expenses, shall be equally divided by the parties. Any damage award or settlement payments made to UCB in connection with any action relating to infringement of any UCB patents shall be retained by UCB. Notwithstanding the above, UCB may not and shall have no authority to settle any such suit or legal action, or reach an agreement with any third party, relating to the Dynavax Patents without the prior written consent of Dynavax, which consent will not be unreasonably withheld or delayed.

         10.4. Alleged Infringement of Third Party Patents. In the event that a third party ([***]) commences an action against UCB alleging that UCB's, its Affiliates' or sublicensees' making, having made, using, importing, offering for sale or selling a Licensed Product in one or more countries in the Territory infringes or will infringe such third party's patent rights, UCB may elect to defend such suit at its sole expense and discretion. To the extent that such suit relates to an ISS per se, Dynavax shall have the right to participate in the defense of such suit at Dynavax's sole expense. UCB may, subsequent to the commencement of such action relating to ISS per se, reduce all royalty payments on its, its Affiliates' and sublicensees' sales of Licensed Products allegedly infringing such third party's patent rights by [***]. If a court of competent jurisdiction issues a decision which is unappealable or unappealed within the time allowed therefor that such third party's patent rights are not being infringed by UCB, its Affiliates or sublicensees or that such third party's patent rights are not valid or are unenforceable, the former royalty rates shall be restored and the royalty payments not theretofore made and interest earned thereon, after first reimbursing UCB for the legal fees relating to such action, shall become due and payable to Dynavax.

         10.5.    [***].

                  (a) [***]

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                  [***].

                  (b) [***].

             ARTICLE 11. TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE

         11.1. Transfer by Dynavax. Within [***] following the Effective Date Dynavax shall supply UCB with all Dynavax Know-How that is readily transferable, to the extent not previously transferred. With respect to any Dynavax Know-How developed by Dynavax during the term of this Agreement, Dynavax shall supply such Dynavax Know-How to UCB as reasonably required by UCB, subject to the restrictions and limitations set forth in Section 11.3(b).

         11.2. Transfer of IND. As soon as reasonably practicable after the conclusion of negotiations with the FDA regarding the Phase III Clinical Trials for the Ragweed Product and prior to the initiation of a Phase III Clinical Trial for a Ragweed Product, Dynavax will promptly effectuate the assignment of IND number [***] (the active IND for the compound currently identified as AIC) to UCB. UCB will reimburse Dynavax for any reasonable expenses incurred in connection with such assignment; provided that such expenses have been approved by UCB in advance.

         11.3.    Technical Assistance.

                  (a) Dynavax shall, upon request by UCB, provide UCB with reasonable cooperation and assistance, consistent with the other provisions hereof, in connection with the transfer of Dynavax Know-How as reasonably required by UCB in order to

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         develop, manufacture and commercialize Licensed Products hereunder.
         Such assistance may include the following: development of the formulations of the Licensed Products; procurement of supplies and raw materials; initial developmental and production batch manufacturing runs; process, specification and analytical methodology design and improvement; and, in general, such other assistance as may contribute to the efficient application by UCB of the Dynavax Know-How. In this regard, Dynavax agrees to make appropriate employees of Dynavax reasonably available to assist UCB, and Dynavax agrees to provide reasonable numbers of appropriate UCB personnel with access during normal business hours to the appropriate personnel and operations of Dynavax for such periods of time as may be reasonable in order to familiarize UCB personnel with the Dynavax Know-How as applied by Dynavax to the extent required for such UCB personnel to develop, manufacture or commercialize Licensed Products. At UCB's reasonable request, and subject to reasonable availability of Dynavax personnel, such assistance shall be furnished at UCB's or its subcontractors' or sublicensees' facilities in the Territory, subject to a mutually agreed upon schedule. To the extent required for UCB to develop, manufacture or commercialize Licensed Products, such technical assistance shall include the following:

                           (i) Dynavax shall: (A) provide UCB with access to any and all DMFs or counterparts thereof in any countries of the Territory of Dynavax relating to the manufacture of Finished Drug Substance existing as of the Effective Date; (B) provide UCB with letters of authorization to the FDA and other applicable government authorities in other countries of the Territory to refer to Dynavax's DMFs; and (C) reasonably cooperate with UCB in obtaining access to and letters of authorization to refer to the DMFs of Dynavax's subcontractors which are, or will be, supplying any Finished Drug Substance; and

                           (ii) Within [***] after the Effective Date, Dynavax shall provide UCB with copies of all material documentation in Dynavax's possession, including all correspondence between Dynavax and its subcontractors, regarding the manufacture of the Finished Drug Substance which would be necessary or useful to assist UCB in the commercial production of Finished Drug Substance or to support Registration of the Licensed Products.

                  (b) Dynavax agrees to commit, at Dynavax's sole expense, [***] to assist in the transfer of manufacturing technology in accordance with the Manufacturing Technology Transfer Plan attached as Exhibit F hereto (the "Manufacturing Technology Transfer Plan") for [***]. Such full-time employees shall be adequately qualified to address the areas of Dynavax responsibility specified in the Manufacturing Technology Transfer Plan. Dynavax agrees to pay an amount equal to [***] if Dynavax fails to meet its obligations as set forth in the Manufacturing Technology Transfer Plan and such failure is due to the fact that (i) Dynavax fails to commit, at Dynavax's sole expense, [***] to assist in the transfer of manufacturing technology in accordance with the Manufacturing Technology Transfer Plan, or (ii) such full-time employees committed by Dynavax are not adequately qualified

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         to address the areas of Dynavax responsibility specified in the
         Manufacturing Technology Transfer Plan.

         11.4. Transfer by UCB. With respect to any UCB Know-How developed by UCB during the term of this Agreement that is readily transferable, UCB shall supply Dynavax with such UCB Know-How as reasonably required by the terms of this Agreement, including Section 7.5.

         11.5. Language of Disclosures. All disclosures pursuant to this Agreement will be in English.

      ARTICLE 12. WARRANTIES AND REPRESENTATIONS; LIMITATION OF LIABILITY;
                           DISCLAIMERS; AND COVENANTS

         12.1. Warranties and Representations of Dynavax. Dynavax warrants and represents to UCB that, as of the Effective Date:

                  (a) Dynavax possesses the necessary right, power and authority to enter into this Agreement;

                  (b) the copy of the Primary License Agreement delivered to UCB is a true, complete and accurate copy of the Primary License Agreement including all amendments thereto;

                  (c) Exhibit A sets forth a true and complete list of all patents and patent applications included in the Dynavax Patents;

                  (d) Dynavax is not aware of any material facts which it has not disclosed to UCB regarding the possibility that the manufacture, use or sale of any Licensed Products or the practice of any inventions included in the Dynavax Patents or the use of the Dynavax Know-How by UCB (except, potentially, details regarding the Dynavax Know-How to be provided under Article 11 might infringe any third party's know-how, patent rights or other intellectual property in the Territory;

                  (e) Dynavax is aware of no third party using or infringing all or any of the Dynavax Patents through the manufacture, use or sale of Licensed Products;

                  (f) Dynavax is aware of no third party claim to any rights in the Dynavax Patents or the Dynavax Know-How;

                  (g) except [***], Dynavax is aware of no pending interference or opposition proceeding or litigation or any communication which threatens an interference or opposition proceeding or litigation before any patent and trademark office, court, or any other governmental entity or court in any jurisdiction in regard to the Dynavax Patents;

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                  (h)      with respect to the Primary License Agreement (i)
         each of Dynavax and, to Dynavax's knowledge, the Primary Licensor has performed all the material obligations required to be performed by each to date, and are not in default or breach under the Primary License Agreement; (ii) the Primary License Agreement has been duly authorized, executed and delivered by Dynavax and constitutes the legal, valid and binding obligation of Dynavax, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar rights affecting the enforcement of creditors' rights generally and the application of general principles of equity; (iii) Dynavax has no knowledge that the Primary License Agreement has not been duly authorized, executed or delivered by the Primary Licensor, or does not constitute the legal, valid and binding obligation of the other party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar rights affecting the enforcement of creditors' rights generally and the application of general principles of equity; (iv) the rights under this Agreement may be granted in full without any consent of the Primary Licensor that has not been obtained; and (v) the execution of this Agreement and the performance of the transactions contemplated hereby will not change in any respect, or result in the termination of, any terms or provisions of the Primary License Agreement;

                  (i) Dynavax is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof, including its grant to UCB of the licenses described in Article 2;

                  (j) to Dynavax's knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and

                  (k) Dynavax shall comply with laws and regulations relating to the performance of its obligations and the exercise of its rights hereunder, and it shall not take any action which would cause it or UCB to violate such laws and regulations.

         12.2. Warranties and Representations of UCB. UCB warrants and represents to Dynavax the following: (a) UCB is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof; (b) to UCB's knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and (c) UCB shall comply with laws and regulations relating to the performance of its obligations or the exercise of its rights hereunder, and it shall not take any action which would cause it or Dynavax to violate such laws and regulations.

         12.3. DISCLAIMER OF DYNAVAX WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, DYNAVAX MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE DYNAVAX PATENTS, THE DYNAVAX KNOW-HOW, THE LICENSED PRODUCTS OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT AND EXPRESSLY DISCLAIMS ALL IMPLIED

                                     - 39 -
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REPRESENTATIONS AND WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF THE LICENSED PRODUCTS, THE DYNAVAX PATENTS OR THE DYNAVAX KNOW-HOW.

         12.4. DISCLAIMER OF UCB WARRANTIES. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, UCB MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO ANY UCB PATENTS , THE UCB KNOW-HOW OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT AND EXPRESSLY DISCLAIMS ALL IMPLIED REPRESENTATIONS AND WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF ANY UCB PATENTS OR THE UCB KNOW-HOW.

         12.5. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS) OF THE OTHER PARTY.

         12.6.    Special Dynavax Covenants.

                  (a) Dynavax agrees that it shall (i) maintain the Primary License Agreement in full force and effect during the term of this Agreement, (ii) take no action that would constitute a breach or default of the Primary License Agreement leading to termination of, or a material change in the scope or rights provided under, the Primary License Agreement, (iii) keep UCB informed with respect to all material developments affecting the Primary License Agreement, including by promptly forwarding to UCB a copy of any notice provided to Dynavax by the Primary Licensor pursuant to the Primary License Agreement, (iv) to the extent UCB in accordance with this Agreement pays money or provides information or materials to Dynavax required for Dynavax to meet its obligations under the Primary License Agreement, Dynavax shall promptly forward the same to the Primary Licensor in a manner and in such time so as not to cause a breach or default under the Primary License Agreement, and (v) not amend the Primary License Agreement in a manner which adversely affects UCB's rights and obligations hereunder or thereunder. [***].

                  (b) Dynavax agrees to use reasonable efforts to sublicense to UCB under the scope of license in Section 2.1 (i) all patents and patent applications under which Dynavax or its Affiliates has a license or right to practice which contain claims or disclosure rights the rights to which are actually useful or reasonably necessary for the development, registration, manufacturing, using or selling of ISS, Conjugated ISS,

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         Combination ISS or the Licensed Products which are filed as of the
         Effective Date or during the term of this Agreement, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof, (ii) any patent issued with respect to such patent application, any reissue, extension, patent term extension, supplementary protection certificate or the like of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and (iii) any other United States or foreign patent or inventor's certificate relating to any of the foregoing.

                  (c) Dynavax agrees (i) to notify UCB prior to entering into any agreement with Quintiles Transnational Corp. or one of its Affiliates with respect to any Licensed Product that is not cancelable without penalty on thirty (30) days notice and to ensure that UCB has the right to audit any investigators and the trial execution, and (ii) will provide reasonable assistance to UCB in performing such audits. This provision shall not apply to those certain clinical trials designated by Dynavax as [***].

                           ARTICLE 13. INDEMNIFICATION

         13.1. Indemnification by UCB. Subject to compliance by the Indemnitees with the provisions set forth in Section 13.3 (but solely to the extent UCB is prejudiced by any failure to so comply), UCB shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all Liabilities which the Indemnitees may suffer, pay, or incur as a result of or in connection with (a) any and all personal injury (including death) and property damage or other product liability caused by or contributed to, in whole or in part, by the manufacture, testing, design, use, sale, marketing, advertising or labeling of any Licensed Products in the Fields or the practice of the Dynavax Patents or Dynavax Know-How by UCB, its Affiliates or sublicensees, (b) any and all third party claims or government actions arising from the failure of UCB, its Affiliates or sublicensees to comply with applicable law in the course of performing UCB's obligations or exercising UCB's rights hereunder, (c) any and all third party claims or government actions arising from the negligence, intentional misconduct or breach of contract of UCB or (if applicable) any of UCB's Affiliates or sublicensees, or (d) any and all third party claims or government actions arising from any breach by UCB of any of its representations, warranties and covenants set forth in this Agreement; provided, however, that such indemnification shall exclude any Liabilities to the extent arising as a result of (i) the negligence, intentional misconduct or breach of contract of Dynavax, its Affiliates or subcontractors or (ii) the breach by Dynavax of any of its representations, warranties and covenants set forth in this Agreement. UCB's obligations under this Article 13 shall survive the expiration or termination of this Agreement for any reason.

         13.2. Indemnification by Dynavax. Subject to compliance by the Indemnitees with the provisions set forth in Section 13.3 (but solely to the extent Dynavax is prejudiced by any failure to so comply), Dynavax shall indemnify and hold the Indemnitees harmless from and against any and all Liabilities which the Indemnitees may suffer, pay or incur as a result of or in connection with: (a) any and all third party claims or government actions arising from any breach by Dynavax of any of its representations, warranties and covenants set forth in this Agreement; (b)

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

any claim or suit asserted or commenced by the Primary Licensor regarding any default or alleged default by Dynavax under the Primary License Agreement; (c) any and all third party claims or government actions arising from the failure of Dynavax, its Affiliates or sublicensees to comply with applicable law in the course of performing Dynavax's obligations or exercising Dynavax's rights hereunder, or (d) any and all third party claims or government actions arising from the negligence, intentional misconduct or breach of contract of Dynavax or (if applicable) any of Dynavax's Affiliates or subcontractors; provided, however, that such indemnification shall exclude any Liabilities to the extent arising as a result of (i) the negligence, intentional misconduct or breach of contract of UCB, its Affiliates or sublicensees or (ii) the breach by UCB of any of its representations, warranties and covenants set forth in this Agreement. Dynavax's obligations under this Article 13 shall survive expiration or termination of this Agreement for any reason.

         13.3. Indemnification Procedures. Any Indemnitee which intends to claim indemnification under this Article shall, promptly after becoming aware thereof, notify the party from whom it is seeking indemnification (the "Indemnitor") in writing of any matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitor shall have the right, at its election, to the complete control of the defense of any such claim with counsel of its choosing. In addition, the Indemnitor shall have the right, at its discretion, to settle any such claim; provided, however, that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled by such Indemnitee without the prior written consent of the Indemnitor and neither the Indemnitor nor the Indemnitee shall be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

                           ARTICLE 14. CONFIDENTIALITY

         14.1. Treatment of Confidential Information. Except as otherwise provided hereunder, during the term of this Agreement and for a period of [***] thereafter (but, if terminated within [***] of the Effective date, for a period of [***] thereafter):

                  (a) UCB and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data supplied by or on behalf of Dynavax under this Agreement and the Non-Disclosure Agreement, dated [***], between Dynavax and UCB (the "Confidentiality Agreement"); and

                  (b) Dynavax shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by or on behalf of UCB to Dynavax under this Agreement.

         For purposes of this Agreement, all such information and data which a party is obligated to retain in confidence shall be called "Information."

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         14.2. Right to Disclose. To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors, and clinical investigators on condition that such entities or persons agree in writing:

                  (a) to keep the Information confidential for a period of [***] from the date of disclosure by such party (and otherwise for at least as long as the period set forth in 14.1 above) and to keep such Information confidential to the same extent as such party is required to keep the Information confidential; and

                  (b) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

         Each party or its Affiliates or sublicensees, as applicable, may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary for the prosecution and enforcement of patents, or authorizations to conduct preclinical or clinical trials to commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, or (ii) is legally required. Prior to any such disclosure, the disclosing party shall give the other party reasonable notice thereof and reasonably cooperate with such other party in efforts to minimize such disclosure or obtain confidential treatment thereof.

         14.3. Release from Restrictions. The obligation not to disclose or use Information shall not apply to any part of such Information that:

                  (a) is or becomes published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 14 the "receiving party") or its Affiliates or sublicensees in contravention of this Agreement;

                  (b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party; provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement;

                  (c) prior to disclosure under the Confidentiality Agreement or this Agreement, as the case may be, was already in the possession of the receiving party, its Affiliates or sublicensees; provided that such Information was not obtained directly or indirectly from the other party to this Agreement;

                  (d) results from research and development by the receiving party or its Affiliates or sublicensees, independent of disclosures from the other party to this Agreement; provided that the persons developing such information have not had exposure to the Information received from the other party to this Agreement;

                  (e) is required by law to be disclosed by the receiving party; provided that in the case of disclosure in connection with any litigation, the receiving party uses

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

                  (f)      UCB and Dynavax agree in writing may be disclosed.

                        ARTICLE 15. TERM AND TERMINATION

         15.1. Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the later to occur of (a) the date when the last Valid Issued Claim anywhere in the Territory covering any Licensed Product in the Fields expires or is otherwise extinguished, and (b) the earlier of (i) the date that is [***] after the date of first commercial sale following Registration of the last Licensed Product and (ii) [***]. After the expiration of this Agreement, UCB shall be free to make, have made, import and export, use, market, distribute, promote, offer for sale, sell and have sold any Licensed Product without further payment or obligation (except as set forth in Sections
15.5 and 15.7) to Dynavax.

         15.2.    Termination by Default.

                  (a) If either party defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, the non-defaulting party may terminate this Agreement with respect to the defaulting party if such default or noncompliance shall not have been remedied, or, in the event the default or non-compliance cannot be remedied within such period, reasonable steps shall not have been initiated to remedy the same, within [***] after receipt by the defaulting party of a written notice thereof from the non-defaulting party. In the event the applicable default or non-compliance cannot be remedied, and reasonable steps have been initiated to remedy the same, within such [***] period, the defaulting party may also terminate this Agreement if the defaulting party does not complete such efforts and remedy such default and non-compliance within a reasonable period of time, not to exceed [***] after receipt of the original notice from the non-defaulting party.

                  (b) In the event that: (i) any proceeding is commenced by or against a party seeking relief under any bankruptcy, insolvency or similar law and if such proceeding is involuntary, it remains undismissed for [***], or a party, by action or answer, approves of, consents to or acquiesces in such proceeding or admits the material allegations of or defaults in answering a petition filed in such proceeding; (ii) a receiver, liquidator, assignee, custodian or trustee (or similar official) is appointed for a party in respect of any substantial part of its assets or for purposes of the winding-up or liquidation of its business and such appointment remains unstayed and in effect for a period of [***]; or (iii) a party makes an assignment for the benefit of creditors; then, in any such event, such party shall be deemed in default for purposes of this Section 15.2.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
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         15.3.    Termination by UCB.

                  (a) Subject to the provisions of Subsection 15.3(b), UCB shall have the right to terminate this Agreement by giving Dynavax[***] prior written notice thereof. Such termination may be made with respect to one or more (a) countries in the Territory; (b) Disease Indications; or (c) forms of Licensed Products in respect of an indication, without affecting this Agreement in respect of other countries, Disease Indications or forms of Licensed Products. Such right of termination, however, is conditioned upon UCB agreeing to pay all reasonable third party costs associated with the termination of any development agreement with third parties if such third party development agreement has been approved by UCB pursuant to the Development Program.

                  (b) Notwithstanding anything to the contrary herein, UCB shall not have the right to terminate under Section 15.3(a), the Development Program with respect to the Ragweed Product prior to the [***] of the Effective Date, except that UCB may terminate under
         Section 15.3(a) after the [***] of the Effective Date for efficacy or safety reasons.

         15.4.    Obligations Upon Termination.

                  If this Agreement is terminated as a result of UCB's breach pursuant to Section 15.2, or is terminated in whole or in part by Dynavax in accordance with Section 6.5(a) or by UCB in accordance with
         Section 15.3, then (a) in the case of termination with respect to the entire Territory, UCB shall use, and shall cause its Affiliates and sublicensees to use, its and their commercially reasonable efforts to return, or at Dynavax's direction, destroy all data, writings and other documents and tangible materials supplied to UCB by Dynavax; (b) all rights and licenses granted by Dynavax to UCB with respect to the terminated countries, Disease Indications or forms of Licensed Products, as the case may be, shall terminate and revert back to Dynavax; and (c) the parties shall negotiate in good faith the commercially reasonable terms and conditions of a transition and transfer plan reasonably designed to allow Dynavax to continue the development, manufacture and commercialization of the terminated countries, Disease Indications or forms of Licensed Products, as the case may be, including necessary licenses to UCB Know-How and UCB patent rights, technology transfer, transition of regulatory filings and Registrations, transition of manufacturing and any ongoing development or commercialization activities with the goal of minimizing disruption, compensating UCB for its efforts prior to termination and similar matters. UCB shall provide Dynavax with full and complete copies of all toxicity, efficacy, and other data generated by UCB or UCB's Affiliates and sublicensees in the course of UCB's efforts to develop Licensed Products or to obtain governmental approval for the sale of Licensed Products, including any regulatory filings with any government agency in such countries, and Dynavax shall pay to UCB an amount equal to one hundred fifty percent (150%) of UCB's cost of providing such copies. Dynavax shall be authorized to cross-reference any such regulatory filings made by UCB and UCB's Affiliates and sublicensees in the countries in which termination occurs where permitted by law.

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         15.5. Effect of Termination. In the event of any expiration or termination pursuant to this Article 15, neither party shall have any remaining rights or obligations under this Agreement other than as provided below:

                  (a) Dynavax will have the right to receive all payments accrued prior to the effective date of termination;

                  (b) termination or expiration of this Agreement for any reason shall have no effect on the parties' rights and obligations under Articles 13 and 14 and under Sections 4.2 and 10.5(a) or their respective rights in Joint Know-How and Joint Inventions;

                  (c) upon expiration of UCB's royalty obligations under this Agreement in a given country, UCB shall have a perpetual, fully paid-up, non-exclusive license to use the Dynavax Know-How in such country;

                  (d) termination of this Agreement by Dynavax pursuant to Subsection 6.5(a) or Section 15.2 or by UCB pursuant to Section 15.3, shall have no effect on the rights and obligations of the parties under
         Section 15.4; and

                  (e) the parties' shall retain any other remedies for breach of this Agreement they may otherwise have.

         15.6. Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Dynavax to UCB are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The parties agree UCB, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event that any proceeding shall be instituted by or against Dynavax seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or it shall take any action to authorize any of the foregoing actions (each a "Proceeding"), UCB shall have the right to retain and enforce its rights under this Agreement, including the following rights:

                  (a) the right to continue to use the Dynavax Patents and Dynavax Know-How and all versions and derivatives thereof, and all documentation and other supporting material related thereto, in accordance with the terms and conditions of this Agreement; and

                  (b) the right to a complete duplicate of (or complete access to, as appropriate) all Dynavax Patents and Dynavax Know-How and all embodiments of such, and the same, if not already in UCB's possession, shall be promptly delivered to UCB (i) upon any such commencement of a Proceeding upon written request therefor by UCB, unless Dynavax elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Dynavax upon written request therefor by UCB; and

                  (c) the right to obtain from Dynavax all documentation and other supporting materials related to the Dynavax Patents and Dynavax Know-How and all versions and derivatives thereof.

         15.7.    [***]

                  (a) [***] the Licensed Products described in Subsection 15.7(b) and the entire Territory.

                  (b) Notwithstanding anything to the contrary contained herein, if this Agreement expires pursuant to its terms or is terminated by UCB pursuant to Section 15.2, and if UCB is continuing to market Licensed Products in the Territory, then Dynavax hereby agrees that [***]

                    ARTICLE 16. ASSIGNMENT; CHANGE OF CONTROL

         Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without such consent, assign or sell its rights under this Agreement (a) in connection with the sale or transfer of all or substantially all of its pharmaceutical business to a third party; (b) in the event of a merger or consolidation with a third party; or (c) to an Affiliate. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignment shall be contingent upon the assignee assuming in writing all of the obligations of its assignor under this Agreement. If Dynavax is acquired by a third party that markets a product which is marketed for the same or substantially similar indication as any product being marketed at the time by UCB or any of its Affiliates, then UCB shall not be required to provide any UCB Know-How or other Confidential Information to such third party, other than royalty reports.

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                       ARTICLE 17. REGISTRATION OF LICENSE

         UCB, at its expense, may register the license granted under this Agreement in any country of the Territory where the use, sale or manufacture of a Licensed Product in such country would be covered by a Valid Claim. Upon request by UCB, Dynavax agrees promptly to execute any "short form" licenses consistent with the terms and conditions of this Agreement submitted to it by UCB reasonably necessary in order to effect the foregoing registration in such country.

   ARTICLE 18. NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION AND
                           PATENT TERM RESTORATION ACT

         18.1. Notices Relating to the Act. Dynavax shall notify, and shall use reasonable efforts to cause the Primary Licensor to notify, UCB of (a) the issuance of each United States and foreign patent included among the Dynavax Patents, giving the date of issue and patent number for each such patent; and
(b) each notice pertaining to any patent included among the Dynavax Patents which the Primary Licensor receives as patent owners pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter the "Act"), including notices pursuant to Sections 101 and 103 of the Act from persons who have filed an abbreviated NDA or a "paper" NDA. Such notices shall be given promptly, but in any event within ten (10) days of notice of each such patent's date of issue or receipt of each such notice pursuant to the Act, whichever is applicable.

         18.2. Authorization Relating to Patent Term Extension. Dynavax hereby authorizes UCB and will use reasonable efforts to obtain the Primary Licensor's authorization for UCB (a) to include in any NDA for a Licensed Product, as UCB may deem appropriate under the Act, a list of patents included among the Dynavax Patents that relate to such Licensed Product and such other information as UCB in its reasonable discretion believes is appropriate to be filed pursuant to the Act; (b) to commence suit for any infringement of the Dynavax Patents under Section 271(e) (2) of Title 35 of the United States Code occasioned by the submission by a third party of an IND or a paper NDA for a Licensed Product pursuant to Sections 101 or 103 of the Act; and (c) in consultation with Dynavax and the Primary Licensor, to exercise any rights that may be exercisable by Dynavax or the Primary Licensor, as applicable, as patent owners under the Act to apply for an extension of the term of any patent included among the Dynavax Patents. In the event that applicable law in any other country of the Territory hereafter provides for the extension of the term of any patent included among the Dynavax Patents in such country, upon request by UCB, Dynavax shall authorize UCB and shall use reasonable efforts to obtain the Primary Licensor's authorization for UCB or, if requested by UCB, its sublicensees, to apply for such extension, in consultation with Dynavax and the Primary Licensor. Dynavax agrees to cooperate and shall use reasonable efforts to cause the Primary Licensor to cooperate with UCB or its sublicensees, as applicable, in the exercise of the authorizations granted in this Section 18.2 or which may be granted pursuant to this Section 18.2 and will execute such documents and take such additional action and use reasonable efforts to cause the Primary Licensor to execute such documents and to take such additional actions as UCB may reasonably request in connection therewith, including, if necessary, permitting itself and using reasonable efforts to permit the Primary Licensor to permit themselves to be joined as proper parties in any suit for infringement brought by UCB under Subsection 18.2(b).

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                         ARTICLE 19. DISPUTE RESOLUTION

         In the case of any disputes between the parties arising from this Agreement (including disputes regarding alleged defaults), and in case this Agreement does not specifically provide for how to resolve such disputes or prescribe that one party has final decision-making authority with respect to such dispute, the parties shall discuss and negotiate in good faith a solution acceptable to both parties and in the spirit of this Agreement. If after negotiating in good faith pursuant to the foregoing sentence, the parties fail to reach agreement within [***], then Key Executives shall discuss in good faith an appropriate resolution to the dispute. If the Key Executives fail, after good faith discussions not to exceed [***], to reach an amicable agreement, the parties shall attempt to resolve the dispute through non-binding mediation. If the parties are unable to resolve such dispute by mediation within [***], then any party hereto may take action to force resolution of the dispute by judicial process.

                         ARTICLE 20. GENERAL PROVISIONS

         20.1. Export Controls. Each party acknowledges that the other party is subject to United States laws and regulations controlling the export of technical data, biological materials, chemical compositions and other commodities and that both parties' obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data, biological materials, chemical compositions and commodities may require a license from the cognizant agency of the United States government or written assurances by the applicable party that such party shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies, or as otherwise prescribed by applicable law or regulation. Both parties neither represents that an export license shall not be required nor that, if required, such export license shall issue.

         20.2 Independent Contractors. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party.

         20.3 Publicity. The parties agree to issue mutual press releases concerning their entry into this Agreement, with the content of such releases to be approved (which consent shall not be unreasonably withheld or delayed) in advance by the parties. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law (and except with respect to the Primary Licensor), neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto unless expressly authorized to do so by the other party which authorization shall be agreed upon. If a party is legally required to disclose any terms of this Agreement, such party shall give the other party reasonable notice thereof and reasonably cooperate with such other party in efforts to minimize such disclosure or obtain confidential treatment thereof.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         20.4 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the State of Delaware, exclusive of its conflicts of laws principles.

         20.5 Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Dynavax and UCB with respect to the subject matter hereof and shall not be modified, amended or terminated, except as herein provided or except by another agreement in writing executed by the parties hereto.

         20.6 Waiver. No provision of this Agreement may be waived except by a writing signed by the waiving party, and no such waiver of any provision hereof in one instance shall constitute a waiver of any other provision or of such provision in any other instance. No omission, delay or failure on the part of any party hereto in exercising any rights hereunder will constitute a waiver of such rights or of any other rights hereunder.

         20.7 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

         20.8     Force Majeure.

                  (a) Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required ("Force Majeure"); provided that any such delay shall not extend for more than [***].

                  (b) The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of the occurrence and where appropriate an estimate of how long such Force Majeure event shall continue.

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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         If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

         20.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         20.10 Notices. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) (a) by personal delivery, (b) by registered or certified mail (postage prepaid and return receipt requested) or
(c) by UPS Next Day Air, and addressed as follows:

            if to UCB:      UCB FARCHIM, S.A.
                            Attention: Director General Pharma
                            Zoning Industrial Planchy,
                            10 Chemin de Croix-Blanche,
                            CM-1630 Bulle (Canton de Fribourg)
                            Switzerland
                            Facsimile: +41 (0)26-919-0200

        if to Dynavax:      Dynavax Technologies Corporation
                            Attention: President and Chief Executive Officer
                            717 Potter Street, Suite 100
                            Berkeley, California 94710
                            Facsimile: (510) 848-5694

         Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given by facsimile, in addition to the manners set forth above, provided that the party giving such notice obtains acknowledgment by facsimile that such notice has been received by the party to be notified. Notices made in this manner shall be deemed to have been duly given when such acknowledgment has been transmitted.

         20.11    Construction.

                  (a) Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to any gender include the other genders, (iii) the words "include," "includes" and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation", (iv) the terms "hereof", "herein", "hereunder", "hereto" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms "day" and "days" mean and refer to calendar day(s) and (vi) the terms "year" and "years" mean and refer to calendar year(s). (b)Unless otherwise set forth herein, any reference in this Agreement to (i) any document, instrument or agreement (including this Agreement)

         (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular law means such law as in effect on the date of this Agreement.

                  (c) All Article, Section, Subsection and Exhibit references herein are to Articles, Sections, Subsections and Exhibits of this Agreement, unless otherwise specified.

         20.12 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, UCB and Dynavax have caused this Agreement to be signed by their duly authorized representatives as of the date first written above.

                                             UCB FARCHIM, S.A.

                                             By: /s/ M. Wiers
                                                 _______________________________
                                                 Name:  M. Wiers
                                                 Title: Director

                                             By: /s/ R. Doliveux
                                                 _______________________________
                                                 Name:  R. Doliveux
                                                 Title: Director

                                             DYNAVAX TECHNOLOGIES CORPORATION

                                             By: /s/ Dino Dina
                                                 _______________________________
                                                 Name: Dino Dina, M.D.
                                                 Title: CEO

                                    EXHIBIT A

                                 DYNAVAX PATENTS

See attached.

[***] - Recombinant Gene Expression Vectors to Enhance Immune Response

Country     Serial No.     Filing Date    Status     Patent No.
-------     ----------     -----------    ------     ----------
  US          [***]           [***]         P
  US          [***]           [***]         P
  US          [***]           [***]         P
  US          [***]           [***]         P
  PCT       WO97/28259       1/28/97
  JP          [***]           [***]         P
  CA          [***]           [***]         P
  EP          [***]           [***]         P
  AU         23162/01        2/21/01        I         759590

              [***] - Immunostimulatory Oligonucleotide Conjugates

Country     Serial No.     Filing Date    Status     Patent No.
-------     ----------     -----------    ------     ----------
  US          [***]           [***]         P
  US          [***]           [***]         P
  US        09/308,036       10/9/97        I         6,610,661
  PCT       WO98/16247       10/9/97
  JP          [***]           [***]         P
  CA          [***]           [***]         P
  EP          [***]           [***]         P
  AU          [***]           [***]         P


[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

               [***] - ISS with Modified Bases and Methods of Use

Country     Serial No.     Filing Date    Status     Patent No.
-------     ----------     -----------    ------     ----------
  US        09/324,191       6/1/99         I         6,562,798
  US          [***]           [***]         P
  WO          [***]           [***]
  AU         44194/99        6/4/99         I          760304
  CA          [***]           [***]         P
  EP          [***]           [***]         P

                  [***] - ISSs, Compositions and Methods of Use

Country     Serial No.     Filing Date    Status     Patent No.
-------     ----------     -----------    ------     ----------
  US        09/296,477       4/22/99        I         6,589,940
  US          [***]           [***]         P
  PCT       WO98/55495       6/5/98
  AU         78178/98        6/5/98         I          753172
  CA          [***]           [***]         P
  EP          [***]           [***]         P
  JP          [***]           [***]         P
  HK          [***]           [***]         P
  AU          [***]           [***]         P
  EP                          [***]         P

        [***] - Immunomodulatory Compositions with ISS linked to Antigen

Country     Serial No.     Filing Date    Status
-------     ----------     -----------    ------
  US          [***]           [***]         P
  PCT       WO01/35991      11/15/00
  AU          [***]           [***]         P
  CA          [***]           [***]         P
  JP          [***]           [***]         P
  EP          [***]           [***]         P

                    [***] - Immunomodulatory Polynucleotides

Country     Serial No.     Filing Date    Status
-------     ----------     -----------    ------
  US          [***]           [***]         P
  PCT       WO02/52002      12/27/01
  AU          [***]           [***]         P



[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  CA          [***]           [***]         P
  CN          [***]           [***]         P
  JP          [***]           [***]         P
  KR          [***]           [***]         P
  NZ          [***]           [***]         P
  SG          [***]           [***]         P
  EP          [***]           [***]         P


[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         [***] - Chimeric Immunomodulatory Compounds and Methods of Use

Country     Serial No.     Filing Date    Status
-------     ----------     -----------    ------
  US          [***]           [***]         P
  US          [***]           [***]         P
  US          [***]           [***]         P
  US                          [***]         P
  PCT       WO03/00922       6/21/02

                   [***] - Branched Immunomodulatory Compounds

Country     Serial No.     Filing Date    Status
-------     ----------     -----------    ------
  US          [***]           [***]         P

                          [***] - ISS Oligonucleotides

Country     Serial No.     Filing Date    Status
-------     ----------     -----------    ------
  US          [***]           [***]         P
  US          [***]           [***]         P
  US          [***]           [***]         P

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT B

                    RAGWEED AND GRASS CO-PROMOTION AGREEMENT

See attached.

UCB Legal Department

                                RAGWEED AND GRASS
                             CO-PROMOTION AGREEMENT

         AGREEMENT made this ___ day of _________, _______ ("Effective Date") by and between UCB Pharma, Inc. a Delaware Corporation ("UCB") and Dynavax Technologies Corporation, a Delaware corporation ("Dynavax').

                                   WITNESSETH:

         WHEREAS, UCB and Dynavax have entered into a license and development agreement dated January ___, 2004 relating to, among other things, a pharmaceutical product [TO BE DEFINED BASED UPON APPROVED INDICATION] (the "Grass Product") and a pharmaceutical product [TO BE DEFINED BASED UPON APPROVED INDICATION] (the "Ragweed Product") (the Grass Product and the Ragweed Product, together with all current and future formulations and means of delivery thereof are collectively referred to herein as the "Product(s)"); and

         WHEREAS, UCB and Dynavax have committed significant resources to bringing the Product(s) through the process of clinical development and regulatory approval; and

         WHEREAS, UCB has already launched the Ragweed Product in the United States and when the necessary regulatory approvals are obtained, UCB intends to launch the Grass Product in the Untied States and will support such launch with significant resources; and

         WHEREAS Dynavax has resources available to assist in the launch and subsequent promotion of the Product(s); and

         WHEREAS, UCB and Dynavax wish to co-promote the Product(s) in the United States and its territories and possessions, including Puerto Rico (the "Territory");

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein below UCB and Dynavax hereby agree as follows:

1.       DEFINITIONS

         When used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Act" shall mean the Federal Food, Drug and Cosmetic Act, as amended.

         1.2 "Annual Plan" shall mean an annual plan, setting forth the objectives for the Product(s) in the Territory during the forthcoming calendar year and identifying for each party, in a manner consistent with the provisions of this Agreement, such party's development, marketing and promotional duties, responsibilities and actions (together with budget and scheduling targets and criteria), which plan shall be developed and adopted in accordance with Section 3 hereof, except for the outline of the initial or first Annual Plan covering the first two calendar years after the Effective Date, which plan shall be mutually agreed upon and attached hereto as Attachment 3.1.

         1.3 "Confidential Information" shall mean, for a party hereto (the "disclosing party"), any information of or about the disclosing party or the Product(s) (including any technical information, any financial, operational, research, personnel, marketing, strategic or other information) that is disclosed to another party hereto or its agents or representatives (the "receiving party") in the course of the parties'

UCB Legal Department

negotiation of or performance under this Agreement, but shall not include any of the following: (a) information that the receiving party already possessed other than pursuant to the License Agreement; (b) information that is, or becomes public through no fault of the receiving party; and (c) information that the receiving party obtains from a third party not under a confidentiality obligation to the disclosing party.

         1.4 "Co-Promotion Gross Margin" shall mean Net Sales less Cost of Goods Sold.

         1.5 "Co-Promotion Expenses" shall mean the sum of (a) Marketing Expenses, (b) Distribution Expenses, (c) Phase IV Trial Expenses, and (d) Life Cycle Management Expenses.

         1.6 "Co-Promotion Year" shall mean initially the period beginning with the first day of the month in which Launch of the Grass Product occurs and ending at the end of that same calendar year; and thereafter, each subsequent calendar year during the Term.

         1.7      "Cost of Goods Sold" shall mean [***].

         1.8 "Detail" shall mean, unless otherwise defined in an Annual Plan, a completed sales presentation relating to the Product(s) by a Sales Force representative to a licensed prescriber in the Territory from a list agreed upon by the Operating Committee and which presentation would be generally regarded as a single product "detail" in the United States pharmaceutical industry. The number of Details attributable to each party shall be determined by the Details properly made and duly recorded by each party in the Territory. For that purpose each party will record its details using a format mutually agreed prior to Launch highlighting the categories of the Details. On a monthly basis the Detail records from each party will be submitted to the other party. A sample drop or a reminder, in and of itself, shall not be considered a Detail. In addition, the parties may agree to calculate the number of Details by reference to a mutually agreed independent audit agency. Each party shall have the right to request a revision of the Detail numbers if such numbers are contradicted by the data provided by the independent external audit agency.

         1.9 "Detail Effort" shall mean, for each party in any period for which a payment is being computed (a "Payment Computation Period"), the detailing effort achieved by that party in the Payment Computation Period, and shall consist of the total number of Details for such party during such Payment Computation Period, which figure shall in no event exceed 110% of the Detail Effort projected for the party in the Annual Plan (the "Projected Detail Effort"), and where the number of Details does exceed the Projected Detail Effort, the Detail Effort shall be deemed to be the Projected Detail Effort.

         1.10     "Distribution Expenses" shall mean [***]

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

UCB Legal Department

[***] in each case allocated in accordance with the allocation method mutually agreed by the parties.

         1.11 "Dynavax Detail Share" shall mean the Detail Effort provided by Dynavax during a Co-Promotion Year, divided by the total Detail Effort provided by both parties during the Co-Promotion Year; provided, however, that in the event that UCB has exceeded its Projected Detail Effort, the Dynavax Detail Share shall be deemed to be [***].

         1.12 "Launch" shall mean the date of the first Detail of the Product(s) in the Territory by Dynavax.

         1.13 "License Agreement" shall mean the License and Development Agreement between UCB FARCHIM, S.A. and Dynavax, dated February 5, 2004, as amended from time to time.

         1.14 "Life Cycle Management Expenses" shall mean expenses and costs for developing and obtaining approval of new forms or formulations of the Product(s) for sale in the Territory, as such expenses are detailed in the Annual Plan. "Life Cycle Management Expenses" shall include [***], in each case allocated in accordance with the allocation method mutually agreed by the parties.

         1.15 "Marketing Expenses" shall mean a party's costs and expenses for Product(s) samples, market research, advertising, promotional and sales training, [***] and other marketing expenses directly related to the marketing of Product(s) in the Territory, as such expenses are detailed in the Annual Plan. Sales training expenses shall include [***]. "Marketing Expenses" shall include [***], in each case allocated in accordance with the method mutually agreed by the parties. [***] Expenses shall not include the cost of the Sales Force of each party and such costs shall be the sole responsibility of the party employing such Sales Force.

         1.16 "Net Sales" shall mean the gross sales price of such Products in the Territory billed by UCB, its Affiliates or sublicensees to independent customers, less (i) normal and customary trade, quantity and cash discounts actually given, all rebates actually paid (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges, each to the extent actually invoiced; and (ii) all credits and allowances actually granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during or prior to the specific period for which Net Sales are being calculated.

         1.17 "Operating Committee" shall mean the committee established by the parties pursuant to Section 3 hereof in order to develop, implement and manage the parties' co-promotion of the Product(s).

         1.18 "Phase IV Trial Activities" shall mean those clinical studies conducted with respect to the Product(s) after Registration of the Product(s), including, without limitation, pharmaco-economic studies and investigator-sponsored clinical studies.

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

UCB Legal Department

         1.19 "Phase IV Trial Expenses" shall mean a party's expenses and costs for any Phase IV Trial Activities in the Territory directly supporting the Product(s), as such expenses are detailed in the Annual Plan. Phase IV Trial Expenses shall include [***], in each case allocated in accordance with the allocation method mutually agreed by the parties.

         1.20 "Sales Force" shall mean (i) the field force of professional pharmaceutical sales representatives employed by UCB, together with such other sales representatives as UCB determines should be utilized, or (ii) the field force of professional pharmaceutical sales representatives employed by Dynavax or Wholly Owned Affiliates of Dynavax, or both (i) and (ii) combined, as the context requires.

         1.21 "Steering Committee" shall mean the committee established by the parties pursuant to Section 3 hereof in order to approve the Annual Plan and to resolve disputes arising from the Operating Committee.

         1.22     "Term" shall have the meaning specified in Section 9.1

         1.23 "Trademarks" shall mean such trademarks for the Product(s) as the Operating Committee shall select.

         1.24 "UCB Detail Share" shall mean the Detail Effort provided by UCB during a Co-Promotion Year, divided by the total Detail Effort provided by both parties during the Co-Promotion Year; provided, however, that in the event that Dynavax has exceeded its Projected Detail Effort, the UCB Detail Share shall be deemed to be [***].

         1.25 "Wholly Owned Affiliate" shall mean with respect to each party, any entity (i) all of whose issued and voting capital is owned or controlled, directly or indirectly, by said party, or (ii) which owns or controls, directly or indirectly, all of the issued and voting capital of said party, or (iii) any company owned or controlled, directly or indirectly, to the extent of one hundred percent (100%) of the issued and voting capital by any of the foregoing, but only as to (i), (ii) and (iii) for so long as said ownership or control shall continue.

2.       PERFORMANCE OF PROMOTION

         2.1 During the Term of this Agreement, UCB and Dynavax agree to co-promote the Product(s) on an exclusive basis in the Territory, subject to the terms and conditions set forth herein.

         2.2 From and after the Launch, the parties shall jointly promote the Product(s) in the Territory pursuant to the Annual Plan to achieve in respect of each Product a successful launch and maximum operating profit over the Term. Each party shall diligently work to fulfill all responsibilities assigned to it through the Annual Plan or through the Operating Committee. Except as otherwise agreed by UCB, in performing Details under this Agreement, Dynavax shall utilize only its own employees.

         2.3 In performing under this Agreement, the parties shall comply with all federal and state laws and regulations and shall not be required to perform any service in respect to the Product(s) if in so doing it might be violating any such law or regulation.

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

UCB Legal Department

3.       OPERATING COMMITTEE; STEERING COMMITTEE; ANNUAL PLAN

         3.1      Development of Annual Plans

         (a) The Operating Committee shall consist of three members from each of UCB and Dynavax with appropriate marketing and sales expertise. Each party shall confirm in writing to the other the identity of its designees and any changes thereof. For each Co-Promotion Year, the Operating Committee shall be responsible for establishing, the strategic objectives and general direction for the parties' promotion of the Product(s) as well as any development activities to be performed (such as Phase IV Trial Activities), and for developing and implementing an Annual Plan that fulfills such objectives and directions and for deciding any actions to be taken in this respect which affect the Product(s) beyond a purely local level (such as instigation of or defense against law suits). Unless the parties agree otherwise, each such Annual Plan shall operate on a [***] basis, and shall be presented to the Steering Committee for approval no later than [***] of the year before the first day in [***] on which it is to take effect. The Operating Committee shall meet as necessary to accomplish its objectives but in no event less frequently than three times per Co-Promotion Year. During the first and second Co-Promotion Years, the chairperson of the Operating Committee will be designated by UCB. Thereafter, the chairperson shall alternate annually between Dynavax and UCB. All decisions of the Operating Committee shall be by unanimous consent of the members provided that (i) consent (of a member absent at a meeting) can be given in writing; and
(ii) the Operating Committee may delegate certain matters to subcommittees consisting of one or more members from each party. If the Operating Committee is unable to reach a decision on any issue within [***], the issue shall be referred to the Steering Committee.

         (b) The Steering Committee shall consist of at least two members but no more than four members from each of UCB and Dynavax. The members of the Steering Committee shall be senior managers and have the appropriate sales and marketing expertise. The Steering Committee shall be responsible for approving and/or modifying each Annual Plan and for resolving any issues referred by the Operating Committee. The Steering Committee shall meet as necessary to accomplish its objectives but in no event less frequently than one time per Co-Promotion Year. During the first and second Co-Promotion Years, the chairperson of the Steering Committee shall be designated by UCB. Thereafter, the chairperson shall alternate annually between UCB and Dynavax. All decisions of the Steering Committee shall be by unanimous consent of the members. Consent (of a member absent from a meeting) can be given in writing. If the Steering Committee is unable to reach a decision on any issue within thirty days, the issues shall be referred to the President of UCB and the President of Dynavax.

         (c) Meetings of the Operating Committee and the Steering Committee shall be open to additional non-voting representatives of the parties as reasonably appropriate to accomplish the objectives of the committee. Each party shall give notice to the others of the additional representatives who will attend a meeting.

         (d) If the President of UCB and the President of Dynavax are unable to agree on the resolution of an issue within [***], the issue shall be resolved as follows:

                  (i) If the issue relates to the total number of Details to be provided by both parties pursuant to the upcoming Annual Plan, the total will be set at [***].

                  (ii) If the issue relates to any other aspect of a new Annual Plan, the issue shall be resolved by adopting that aspect of the then current Annual Plan, subject to Section 3.3(c), and where the

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

UCB Legal Department

current Annual Plan fails to resolve the issue, the issue shall be resolved in accordance with the dispute resolution provisions of the License Agreement (Article 19).

         (e) An outline of the initial Annual Plan covering the first two Co-Promotion Years is set forth in Attachment 3.1. The Operating Committee will finalize the initial Annual Plan within [***] after the Effective Date.

         3.2      Implementation; Revisions and Improvements

         Neither party shall make any changes in an Annual Plan without the prior approval of the Operating Committee. In implementing each Annual Plan, each party will develop and maintain appropriate liaison with the Operating Committee, through which to resolve administrative questions regarding such implementation and to communicate to the Operating Committee timely suggestions for improving the Annual Plan and changes that such party believes may be necessary or appropriate to the Annual Plan. The Operating Committee shall act on such suggestions and information as it deems appropriate, and the parties shall perform in accordance with directions issued by the Operating Committee. In the event that a proposed change to the Annual Plan requires an increase or a significant reduction in the Annual Plan budget (an increase or reduction greater than [***] over the then current Annual budget) the change must be approved by the Steering Committee.

         3.3      Activities Covered by Annual Plan

         (a) Each Annual Plan shall define the goals and objectives for promoting the Product(s) in the Territory in the pertinent Co-Promotion Year, consistent with the terms of this Agreement and the License Agreement, and shall identify in reasonable detail the total budget for Co-Promotion Expenses for the Product(s) during the Co-Promotion Year, and the total Detail Effort required to support the Product(s) during the Co-Promotion Year. The parties may change the level of particular expenditure items, and the rate of timing of their expenditures, only by agreement of the Operating Committee. The Annual Plan shall not address Sales Force incentives or compensation, and each party shall have sole authority and responsibility for designing and executing any such program for its Sales Force. Sales Force incentives and compensation shall not be deemed Co-Promotion Expenses and shall be the sole responsibility of the party employing or utilizing such Sales Force.

         (b) Without limitation, each Annual Plan will address such activities as the following in respect of the Product(s) in the Territory:

                  (i) market research and strategy (including market and competitive analysis, sales trends, product positioning and other matters);

                  (ii) advertising and promotion programs and strategies (including development of materials, media plans, use of symposia, academic speakers and other matters);

                  (iii) sales plans and activity (including Sales Force training, sampling strategy, projected Detail Effort overall and for each party, and other related matters);

                  (iv) strategy for targeting and contracting with managed care organizations, and a list of managed care organizations considered appropriate for contracting;

                  (v)      pricing and rebating policy;

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

UCB Legal Department

                  (vi)     plans for Phase IV Trial Activities;

                  (vii) plans for addressing significant regulatory issues concerning indications and forms of the Product(s);

                  (viii) development and/or Registration of new forms or regulatory approvals of the Product(s);

                  (ix) each party's Sales Force size and budget of Co-Promotion Expenses; and

                  (x) minimizing the impact of cross-border sales into the Territory from outside the Territory.

         (c) In developing the Annual Plan, if Net Sales of the Product(s) in a Co-Promotion Year are budgeted to be (i) less than or equal to [***] then UCB shall have the right to provide up to [***] of the total Details in the Co-Promotion Year and Dynavax shall have the right to provide up to [***] of the total Details in the Co-Promotion Year, or (ii) more than [***] then UCB shall have the right to provide up to [***] of the total Details in the Co-Promotion Year and Dynavax shall have the right to provide up to [***] of the total Details in the Co-Promotion Year. If either UCB or Dynavax is unable to provide its share of the total Details in any Co-Promotion Year the other may make up all of part of the shortfall.

         (d) Each party shall be free to set prices and other terms for its products other than the Product(s).

         3.4      Introduction of Product(s) to Staff; Staff Training

         (a) Introduction of Product(s). As soon as practicable, the Operating Committee will arrange for UCB to provide to Dynavax's staff an introductory briefing on the Product(s), its anticipated schedule through Launch and other matters pertinent to Dynavax's need to prepare its organization, including its Sales Force, to perform under this Agreement. Each party will make available, on a mutually agreed timetable, appropriate members of its staff.

         (b) Training of Dynavax Personnel. At least [***] before the Launch of the Grass Product, Dynavax will provide UCB with a list of those persons designated by Dynavax to train its Sales Force regarding the Product(s). UCB will thereafter cause its training personnel to train such persons using training and promotional material developed and approved by UCB.

         (c) Other Meetings. If a party organizes Product(s)-related meetings of its employees, such as Launch meetings or periodic briefings of its Sales Force, it will make reasonable efforts to keep the Product(s)-related portions of such meetings independent from other matters, and to give the other party advance notice of such meetings. All materials related to the Product(s) that are discussed at the meeting must be approved in advance by the Operating Committee. If requested by the other party, the party organizing such meeting will permit representatives of the other party to attend and participate in such meetings, or such portions thereof, as relate to the promotion of the Product(s) hereunder.

         (d) Coordination of Local Efforts. In a manner determined by the Operating Committee, the parties will coordinate on a local level the detailing, speaker/after-hours programs and, as appropriate, Phase IV Trial Activities in execution of the Annual Plan.

         3.5      Other Matters

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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         (a)      The parties will only use such promotional materials, and
conduct only such promotional activities for the Product(s), as are approved by the Annual Plan or the Operating Committee. All promotional materials shall be subject to UCB's legal and regulatory affairs approval, and all promotional activities shall be consistent with the materials so approved.

         (b) Unless and until promotional materials are approved by the Operating Committee for publication or other general dissemination, each party shall maintain them in confidence on the terms provided in Section 13 hereof.

         (c) In connection with the preparation and implementation of any Annual Plan (but subject to any contractual restrictions to the contrary from which each party will use its best efforts to seek relief), Dynavax and UCB will each make available to the Operating Committee marketing intelligence and market research information then in its possession pertaining to the Product(s), Product(s) usage and market trends. If reasonably requested by the Operating Committee, the parties will provide personnel and other resources to implement marketing research programs regarding the Product(s).

         (d) The Product(s) shall bear only such Trademarks as UCB shall determine in consultation with Dynavax. To the extent acceptable to the FDA, advertising and promotional materials and samples and trade packages will bear the names of both parties with equal prominence. In each case, UCB will use reasonable efforts to cause FDA to accept the proposed presentation of the names of the parties. Except as the Annual Plan may specify, neither party shall make any use of the other party's name in advertisements or on promotional material to for the Product(s) without such party's prior written consent, such consent not to be unreasonably withheld.

         (e) As directed by the Operating Committee, for all Phase IV Trial Activities and development work, UCB will keep Dynavax informed of ongoing programs and will allow Dynavax to collaborate with UCB on such activities as reasonably necessary and appropriate. Any publication or scientific presentation that results from Phase IV Trial Activities or development work will have both parties attributed and represented.

4.       MATTERS UNDER EXCLUSIVE DIRECTION AND CONTROL

         4.1      General

         (a) Subject to the terms of this Agreement and the License Agreement, UCB shall have the exclusive authority and responsibility for (a) the manufacture, distribution, invoicing, recalls and returns of Product(s); (b) interactions with the FDA; and (c) the actions of UCB's Sales Force in implementing the objectives of this Agreement.

         (b) Dynavax shall have the exclusive authority for the activities of Dynavax's Sales Force in implementing the objectives of this Agreement.

         4.2      FDA Matters

         (a) UCB shall have exclusive authority and responsibility to obtain, maintain and seek revisions of FDA marketing approval for the Product(s), in a manner consistent with the decisions of the Operating Committee where applicable, and shall keep Dynavax promptly informed of any such actions (with copies of any documents exchanged).

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         (b)      Subject to the terms of the License Agreement, UCB shall have the exclusive authority and responsibility for handling of reports to and relations with the FDA. UCB and Dynavax shall review each other's existing methods for ensuring prompt reporting to FDA and to each other of any event or data regarding the Product(s) that may be subject to FDA or other regulatory reporting requirements on adverse events. Each party shall designate a person responsible for receiving such reports from the other party.

         (c) Consistent with the terms of the License Agreement, each party shall assist the other party in performing the obligations set forth in Sections 4.2(a) and 4.2(b) hereof. Such assistance shall include, without limitation, (i) notifying the other party, upon receipt, of any serious adverse reaction (as defined in the Act) or experience report relating to a Product; (ii) promptly notifying the other party and forwarding to such party, any other adverse reaction or experience reports relating to a Product as well as any other notices, demands or claims relating to a Product; and (iii) making available to the other party any of its personnel having knowledge of any such matter.

         (d) UCB shall provide Dynavax's with copies of the periodic adverse drug experience reports, submitted pursuant to 21 CFR Section 314.20(c)(2), within ten (10) days of submission of such reports to the FDA. UCB shall promptly notify Dynavax of any adverse drug experience or series of adverse drug experiences which may affect the labeling of a Product or a Product's use or any other serious adverse reaction (as defined in the Act), and in any event, within seventy-two (72) hours after UCB learns of or receives such information.

         4.3      Distribution

         UCB shall be exclusively responsible for shipping, invoicing and collections respecting the Product(s). Both parties shall endeavor to ensure that all customer orders, returns and other inquiries relating to Product(s) are directed to UCB. If Dynavax receives any purchase order for a Product, it shall promptly forward such order to UCB. If Dynavax receives any returns, it will promptly notify UCB which will make arrangements to handle the Product(s) returned.

5.       DETAILING AND PERFORMANCE REPORTING

         5.1 Quarterly Reports by Each Party. Within [***] after the end of each calendar quarter during the Term, UCB and Dynavax shall each prepare and submit to the other party a written report describing such party's performance under this Agreement during such quarter, containing the following: (i) an electronic copy of the most recent report of the Details performed by the Sales Force of the reporting party; this report will contain the name of each targeted prescriber detailed, the IMS identification number for the prescriber, the date of such Detail and the position of the Product(s)' presentation within that Detail; (ii) the Detail Effort for such party; and (iii) other activities performed by such party further to the Annual Plan as budgeted therein.

         5.2 Information Systems. To ensure the completeness and comparability of information being reported by the parties, the parties will provide each other with appropriate details respecting their information systems on which such reports are based.

6.       COMPENSATION TO DYNAVAX

         6.1      Basis for Compensation to Dynavax

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         (a)      For each Co-Promotion Year UCB will pay Dynavax an amount
equal to the Dynavax Detail Share multiplied by the Co-Promotion Gross Margin.

         (b) For each Co-Promotion Year, UCB will invoice Dynavax an amount equal to the Dynavax Detail Share multiplied by the total Co-Promotion Expenses incurred by both UCB and Dynavax, which amount is to be reduced by the amount of any Co-Promotion Expenses paid directly by Dynavax during such Co-Promotion Year; and if the amount expended by Dynavax exceeds its share of total Co-Promotion Expenses, the amount of such excess shall be refunded to Dynavax.

         (c) An example of the calculation of the fee to be paid to Dynavax and the co-Promotion Expenses to be invoiced to Dynavax is forth in Attachment 6.1.

         6.2      Calculation and Payment of Compensation

         (a) Within sixty (60) days following the end of the last month of each Payment Computation Period (i.e. a calendar quarter) during each Co-Promotion Year, UCB shall use the data supplied by each party respecting Net Sales, Cost of Goods Sold and Co-Promotion Expenses for the Co-Promotion Year to date, to calculate the amount which represents Dynavax's share of the Co-Promotion Gross Margin to be paid to Dynavax by UCB, and Dynavax's share of the total Co-Promotion Expenses of UCB and Dynavax, to be paid to UCB by Dynavax, less the amounts on account of Co-Promotion Expenses paid directly by Dynavax during such Payment Computation Period. UCB shall supply Dynavax a statement setting forth such calculation, an example of which is set forth in Attachment 6.2. UCB shall remit to Dynavax with such statement, the difference between the amount owed to Dynavax on account of its share of the Co-Promotion Gross Margin and the amount owed by Dynavax (or the sum of such Co-Promotion Gross Margin and amount to be refunded to Dynavax, where its actual expenditures exceed its share of the Co-Promotion Expenses).

         (b) It is hereby acknowledged and agreed by the parties that for the purposes of calculating Cost of Goods Sold or any of the expenses comprising Co-Promotion Expenses hereunder, in no event shall any individual expense item be accounted for more than once, notwithstanding that such individual expense item may come within the scope of two or more heads of expenses defined hereunder. Further, each individual expense item shall be accounted only to the extent actually incurred and paid for by a party within the applicable Payment Computation Period.

         (c) All payments not paid when due hereunder shall earn interest to the extent permitted under applicable law at the prime rate per annum quoted in the Wall Street Journal on the first business day after such payment is due, plus an additional [***], calculated on the number of days such payment is delinquent. All payments to Dynavax shall be made by wire transfer to an account of Dynavax designated by Dynavax from time to time; provided, however, that in the event that Dynavax fails to designate such account, UCB may remit payment to Dynavax to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Dynavax of such account or change in such account, shall not be effective until [***] after receipt thereof by UCB. All amounts payable hereunder shall be paid in United States Dollars.

         6.3      Verification

         (a) Each party's reported Detail Effort shall be subject to verification by the other party. Such verification right shall be exercisable once with respect to any Co-Promotion Year, within one year after the end of such Co-Promotion Year, upon reasonable notice and during normal business hours, by review of copies of the reporting party's written materials relating to Detail Effort reports and records, and by interviews with the personnel of the reporting party who are responsible for such activity.

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         (b)      Each party may at its expense verify the amounts reported by the other under Section 6.2 in respect of [***] by causing the reporting party to grant independent public accountants, appointed by the requesting party and reasonably acceptable to the reporting party, access to all reasonably necessary books and records of the reporting party concerning such financial representations. Such verification right shall be exercisable once with respect to any Co-Promotion Year, within one year after the end of such Co-Promotion Year, upon reasonable notice and during normal business hours.

         (c) In the event that an error is determined through the verification process set forth above, the parties will promptly make appropriate adjustments. If the error is greater than 10% of the initially reported amount, the costs of the verification shall be borne by the reporting party.

7.       QUALITY OF PRODUCT(S)

         7.1 UCB shall, or shall require its third party manufacturer to, use reasonable care in the manufacture of the Product(s) sold or provided as samples hereunder in accordance with the provisions of the Act and FDA's then current Good Manufacturing Practices regulations promulgated thereunder relating to the manufacture of human pharmaceutical products.

         7.2 UCB hereby guarantees that no Product(s) constituting a part of any shipment made by UCB pursuant hereto shall, at the time of any such shipment, be adulterated or misbranded within the meaning of the Act as such law is constituted and in effect at the time of any such shipment.

8.       INSURANCE; INDEMNIFICATION

         8.1 Each party shall, during the Term of this Agreement, obtain at its own cost and expense such product liability insurance coverage as it deems appropriate and reasonably available.

         8.2 Except to the extent set forth in Section 8.3 below, UCB shall defend, indemnify and hold Dynavax, its Affiliates, officers directors and employees free and harmless from any and all personal injury or product liability claims and lawsuits (including reasonable attorneys' fees) which may be made or filed against Dynavax and any or all of the aforementioned persons, arising from the use of the Product(s) as set forth in its labeling and promotional material approved by UCB; provided Dynavax promptly notifies UCB of any such claims or lawsuits, allows UCB to handle the defense, cooperates fully in the defense as reasonably requested by UCB and does not settle or compromise any claim without UCB's consent. Such costs will be included as Co-Promotion Expenses.

         8.3 Dynavax or UCB (the "Indemnifying Party") shall defend, indemnify and hold the other (the "Indemnified Party"), its Affiliates, officers, directors and employees free and harmless from any and all personal injury or product liability claims and lawsuits (including reasonable attorneys' fees) which may be made or filed against the Indemnified Party's or any or all the aforementioned persons, arising from an alleged failure on the Indemnifying Party's part to comply with its obligations herein or in the Annual Plan or the alleged negligent performance by the Indemnifying Party of said obligations; provided the Indemnified Party promptly notifies the Indemnifying Party of any such claims or lawsuits, allows the Indemnifying Party to handle the defense, cooperates fully in the defense as reasonably requested by the Indemnifying Party and does not settle or compromise any claim without the Indemnifying Party's consent. Such costs shall not be considered part of the Co-Promotion Expenses.

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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9.       TERM AND TERMINATION

         9.1 Term. This Agreement shall commence as of the Effective Date and shall continue until the earlier of (i) the date the parties mutually agree to terminate, (ii) the date that the License Agreement is terminated with respect to such Product(s), or (iii) the date that this Agreement is earlier terminated as hereinafter provided (the "Term").

         9.2 Termination Without Cause. Upon one (1) year's written notice given any time after the end of the fourth Co-Promotion Year, either party may terminate this Agreement without cause.

         9.3 Bankruptcy. This Agreement will terminate without further action on the bankruptcy of UCB or Dynavax.

         9.4 Termination by Dynavax. Dynavax may terminate this Agreement on thirty (30) days written notice to UCB in the event that:

                  (a) The number of Details made by UCB has for any two (2) consecutive Co-Promotion Years fallen below [***] of the total number of Details agreed to be made by UCB pursuant to the Annual Plan and this Agreement; or

                  (b) UCB has materially breached this Agreement and (i) has not within sixty (60) days after written notice from Dynavax remedied such breach or proposed a plan to address the breach setting out a reasonable period of time within which to remedy the breach or (ii) has not remedied the breach within such reasonable period of time.

         The notice of termination shall set forth in reasonable detail the basis for such termination. Such termination shall be effective unless UCB delivers to Dynavax, within ten (10) business days of its receipt of the termination notice, a further notice of UCB's objection to such termination setting forth in reasonable detail the basis for such objection.

         9.5      Termination by UCB. UCB may terminate this Agreement on thirty
(30) days written notice to Dynavax in the event that:

                  (a)      The number of Details made by Dynavax has for any two
(2) consecutive Co-Promotion Years fallen below [***] of the total number of Details agreed to be made by Dynavax pursuant to the Annual Plan and this Agreement; or

                  (b)      Dynavax has materially breached this Agreement and
(i) has not within sixty (60) days after written notice from UCB, remedied such breach or proposed a plan to address the breach setting out a reasonable period of time within which to remedy the breach, or (ii) has not remedied the breach within such reasonable period of time.

         The notice of termination shall set forth in reasonable detail the basis for such termination. Such termination shall be effective unless Dynavax delivers to UCB, within ten (10) business days of its receipt of the termination notice, a further notice of Dynavax's objection to such termination setting forth in reasonable detail the basis for such objection.

         9.6      Consequences of Termination

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         In the event that this Agreement is terminated, each party shall be responsible for paying to the other party all amounts due and owing up through and including the effective date of the termination and the License Agreement shall remain in force and UCB shall continue to pay royalties thereunder according to its terms.

10.      RECORDS

         Each party shall keep full and accurate records and other documentation respecting its performance under this Agreement, and shall make them available on reasonable notice and during normal business hours to representatives of the other parties for [***] after the period to which the records relate.

11.      RELATIONSHIP

         11.1 During the Term of this Agreement, neither party, nor any of its Affiliates, agents or employees thereof shall have, possess or hold themselves out to third parties as possessing any power or authority to enter into any contract or make any commitment on behalf of the other party except as expressly set forth in this Agreement.

         11.2 Neither Party shall have any responsibility to or for any employees of the other party; and each party shall indemnify and hold the others harmless against any claims of any sort whatsoever which may be asserted by any of its employees against the other party by reason of this Agreement.

         11.3 This Agreement is not intended, nor shall it be construed to create a partnership, joint venture or joint employee relationship between the parties.

12.      CONFIDENTIALITY

         During the Term of this Agreement and for[***] thereafter each party shall hold in confidence, and use only in furtherance of its rights and obligations under this Agreement, any Confidential Information that it acquires from the other party pursuant to this Agreement, unless (i) the other party first agrees in writing to such disclosure or use, (ii) such disclosure is permitted pursuant to the License Agreement; or (iii) such disclosure is required by order of a court or regulatory agency, in which event the disclosing party will use reasonable efforts to obtain a protective order covering the Confidential Information. The standard of care to be used by the parties hereunder shall be that used by them for their own proprietary and confidential information.

13.      NOTICE

         Any notice hereunder shall be in writing and be sent by courier or prepaid certified mail, return receipt requested, addressed as follows, or as the parties may otherwise specify in writing:

If to UCB:

         UCB Pharma, Inc.
         1950 Lake Park Drive
         Smyrna, GA 30080 USA
         Attn: President

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If to Dynavax:

         Dynavax Technology Corporation
         717 Potter Street, Suite 100
         Berkeley, CA 94710 USA
         Attn: President

14.      MISCELLANEOUS

         14.1 This Agreement and the legal rights of the respective parties shall be governed by and construed in accordance with the laws of the State of Delaware.

         14.2 This Agreement together with the Attachments hereto, the Annual Plan for each Co-Promotion Year and the License Agreement, constitute the entire Agreement and understanding of the parties relating to the matters referred to herein and supersede all prior agreements, understandings, representations, written and verbal, previously made among them with respect thereto. This Agreement shall be amended only by a writing, duly executed on behalf of the respective parties.

         14.3 No term or condition of this Agreement shall ever be considered as waived unless reduced in writing and duly executed by an officer of the waiving party. Any waiver by a party of a breach of any term or condition of this Agreement will not be considered as a waiver of any subsequent breach of the Agreement or any other term or condition hereof.

         14.4 Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto without the other party's consent, which consent shall not be unreasonably withheld. If a party is legally required to disclose any terms of this Agreement or any other matter related to this Agreement, such party shall give the other party reasonable notice thereof and reasonably cooperate with such other party in efforts to minimize such disclosure or obtain confidential treatment thereof.

         14.5 Each party represents, warrants and covenants to the other as follows:

         (a) It is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation;

         (b) It has the corporate power and authority to enter into and perform under this Agreement;

         (c) Its execution and delivery of this Agreement, and its performance hereunder, have been duly and validly authorized by all necessary corporate actions and approvals, and its signatory has been authorized to execute and deliver this Agreement on its behalf;

         (d) To the best of its knowledge, its execution, delivery and performance of this Agreement will not violate any law, regulation or contract to which it is subject or by which it is bound.

         Except as set forth in this Agreement, neither party makes any representation or warranty of any kind with respect to the Product(s) or any other subject matter of this Agreement and expressly disclaims all implied representations and warranties, including any warranties of merchantability or fitness for a particular purpose or noninfringement and any other implied warranties with respect to the capabilities, safety, utility, or commercial application of the Product(s).

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         NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY
SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS) OF THE OTHER PARTY.

         14.6 Neither this Agreement, nor any interest therein, may be assigned by a party without the express written consent of the others, except that a party may assign this Agreement to a Wholly Owned Affiliate. In the event of a sale by a party of substantially all of the assets and business of the business unit to which this Agreement relates, the other party shall not unreasonably withhold its consent to the assignment of this Agreement to the successor in interest to such assets and business.

         14.7 All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

         14.8 Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required ("Force Majeure"); provided that any such delay shall not extend for more than [***]. The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of the occurrence and where appropriate an estimate of how long such Force Majeure event shall continue. If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

         14.9 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.10 Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

         14.11 Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to any gender include the other genders, (iii) the words "include," "includes" and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation", (iv) the terms

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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"hereof", "herein", "hereunder", "hereto" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms "day" and "days" mean and refer to calendar day(s) and
(vi) the terms "year" and "years" mean and refer to calendar year(s). Unless otherwise set forth herein, any reference in this Agreement to (vii) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (viii) a particular law means such law as in effect on the date of this Agreement. All Article, Section, Subsection and Attachment references herein are to Articles, Sections, Subsections and Attachments of this Agreement, unless otherwise specified. If any provision of this Agreement is in conflict with or inconsistent with a provision of the License Agreement, the provision of the License Agreement shall take precedence and control.

                         [Signatures on following page]

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UCB Legal Department

IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement on the date first written above.

UCB Pharma, Inc.

By: __________________________________

Printed Name: ________________________

Title: _______________________________

By: __________________________________

Printed Name: ________________________

Title: _______________________________

Dynavax Technologies Corporation

By: __________________________________

Printed Name: ________________________

Title: _______________________________

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                               List of Attachments

    Title                                  Description
    -----                                  -----------
Attachment 3.1         Annual Plan for the first two Co-Promotion Years

Attachment 6.1         Example of Statement Calculating Co-Promotion amount to
                       be paid to Dynavax and Co-Promotion Expenses to be paid
                       by Dynavax

                                       18
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                                    EXHIBIT C

                          PEANUT CO-PROMOTION AGREEMENT

See attached.

                                      - 1 -
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UCB Legal Department

                                     PEANUT
                             CO-PROMOTION AGREEMENT

         AGREEMENT made this ___ day of _________, _______ ("Effective Date") by and between UCB Pharma, Inc. a Delaware Corporation ("UCB") and Dynavax Technologies Corporation, a Delaware corporation ("Dynavax').

                                   WITNESSETH:

         WHEREAS, UCB and Dynavax have entered into a license and development agreement dated January ___, 2004 relating to, among other things, a pharmaceutical product [TO BE DEFINED BASED UPON APPROVED INDICATION] (the "Peanut Product" or "Product"); and

         WHEREAS, UCB and Dynavax have committed significant resources to bringing the Product through the process of clinical development and regulatory approval; and

         WHEREAS, when the necessary regulatory approvals are obtained, UCB intends to launch the Product in the Untied States and will support such launch with significant resources; and

         WHEREAS Dynavax has resources available to assist in the launch and subsequent promotion of the Product; and

         WHEREAS, UCB and Dynavax wish to co-promote the Product in the United States and its territories and possessions, including Puerto Rico (the "Territory");

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein below UCB and Dynavax hereby agree as follows:

1.       DEFINITIONS

         When used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Act" shall mean the Federal Food, Drug and Cosmetic Act, as amended.

         1.2 "Annual Plan" shall mean an annual plan, setting forth the objectives for the Product in the Territory during the forthcoming calendar year and identifying for each party, in a manner consistent with the provisions of this Agreement, such party's development, marketing and promotional duties, responsibilities and actions (together with budget and scheduling targets and criteria), which plan shall be developed and adopted in accordance with Section 3 hereof, except for the outline of the initial or first Annual Plan covering the first two calendar years after the Effective Date, which plan shall be mutually agreed upon and attached hereto as Attachment 3.1.

         1.3 "Confidential Information" shall mean, for a party hereto (the "disclosing party"), any information of or about the disclosing party or the Product (including any technical information, any financial, operational, research, personnel, marketing, strategic or other information) that is disclosed to another party hereto or its agents or representatives (the "receiving party") in the course of the parties' negotiation of or performance under this Agreement, but shall not include any of the following: (a) information that the receiving party already possessed other than pursuant to the License Agreement; (b) information that is, or becomes public through no fault of the receiving party; and (c) information that the receiving party obtains from a third party not under a confidentiality obligation to the disclosing party.

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         1.4      "Co-Promotion Gross Margin" shall mean Net Sales less Cost of
Goods Sold.

         1.5 "Co-Promotion Expenses" shall mean the sum of (a) Marketing Expenses, (b) Distribution Expenses, (c) Phase IV Trial Expenses, and (d) Life Cycle Management Expenses.

         1.6 "Co-Promotion Year" shall mean initially the period beginning with the first day of the month in which Launch of the Grass Product occurs and ending at the end of that same calendar year; and thereafter, each subsequent calendar year during the Term.

         1.7      "Cost of Goods Sold" shall mean [***].

         1.8 "Detail" shall mean, unless otherwise defined in an Annual Plan, a completed sales presentation relating to the Product by a Sales Force representative to a licensed prescriber in the Territory from a list agreed upon by the Operating Committee and which presentation would be generally regarded as a single product "detail" in the United States pharmaceutical industry. The number of Details attributable to each party shall be determined by the Details properly made and duly recorded by each party in the Territory. For that purpose each party will record its details using a format mutually agreed prior to Launch highlighting the categories of the Details. On a monthly basis the Detail records from each party will be submitted to the other party. A sample drop or a reminder, in and of itself, shall not be considered a Detail. In addition, the parties may agree to calculate the number of Details by reference to a mutually agreed independent audit agency. Each party shall have the right to request a revision of the Detail numbers if such numbers are contradicted by the data provided by the independent external audit agency.

         1.9 "Detail Effort" shall mean, for each party in any period for which a payment is being computed (a "Payment Computation Period"), the detailing effort achieved by that party in the Payment Computation Period, and shall consist of the total number of Details for such party during such Payment Computation Period, which figure shall in no event exceed 110% of the Detail Effort projected for the party in the Annual Plan (the "Projected Detail Effort"), and where the number of Details does exceed the Projected Detail Effort, the Detail Effort shall be deemed to be the Projected Detail Effort.

         1.10 "Distribution Expenses" shall mean [***], in each case allocated in accordance with the allocation method mutually agreed by the parties.

         1.11 "Dynavax Detail Share" shall mean the Detail Effort provided by Dynavax during a Co-Promotion Year, divided by the total Detail Effort provided by both parties during the Co-Promotion

                                       2


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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Year; provided, however, that in the event that UCB has exceeded its Projected
Detail Effort, the Dynavax Detail Share shall be deemed to be [***].

         1.12 "Launch" shall mean the date of the first Detail of the Product in the Territory by Dynavax.

         1.13 "License Agreement" shall mean the License and Development Agreement between UCB FARCHIM, S.A. and Dynavax, dated February 5, 2004, as amended from time to time.

         1.14 "Life Cycle Management Expenses" shall mean expenses and costs for developing and obtaining approval of new forms or formulations of the Product for sale in the Territory, as such expenses are detailed in the Annual Plan. "Life Cycle Management Expenses" shall include [***], in each case allocated in accordance with the allocation method mutually agreed by the parties.

         1.15 "Marketing Expenses" shall mean a party's costs and expenses for Product samples, market research, advertising, promotional and sales training, [***] and other marketing expenses directly related to the marketing of Product in the Territory, as such expenses are detailed in the Annual Plan. Sales training expenses shall include [***]. "Marketing Expenses" shall include [***], in each case allocated in accordance with the method mutually agreed by the parties. [***] Expenses shall not include the cost of the Sales Force of each party and such costs shall be the sole responsibility of the party employing such Sales Force.

         1.16 "Net Sales" shall mean the gross sales price of such Products in the Territory billed by UCB, its Affiliates or sublicensees to independent customers, less (i) normal and customary trade, quantity and cash discounts actually given, all rebates actually paid (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges, each to the extent actually invoiced; and (ii) all credits and allowances actually granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during or prior to the specific period for which Net Sales are being calculated.

         1.17 "Operating Committee" shall mean the committee established by the parties pursuant to Section 3 hereof in order to develop, implement and manage the parties' co-promotion of the Product.

         1.18 "Phase IV Trial Activities" shall mean those clinical studies conducted with respect to the Product after Registration of the Product, including, without limitation, pharmaco-economic studies and investigator-sponsored clinical studies.

         1.19 "Phase IV Trial Expenses" shall mean a party's expenses and costs for any Phase IV Trial Activities in the Territory directly supporting the Product, as such expenses are detailed in the Annual Plan. Phase IV Trial Expenses shall include [***], in each case allocated in accordance with the allocation method mutually agreed by the parties.

         1.20 "Sales Force" shall mean (i) the field force of professional pharmaceutical sales representatives employed by UCB, together with such other sales representatives as UCB determines should be utilized, or (ii) the field force of professional pharmaceutical sales representatives employed by Dynavax or Wholly Owned Affiliates of Dynavax, or both (i) and (ii) combined, as the context requires.

                                       3

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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         1.21     "Steering Committee" shall mean the committee established by the parties pursuant to Section 3 hereof in order to approve the Annual Plan and to resolve disputes arising from the Operating Committee.

         1.22     "Term" shall have the meaning specified in Section 9.1

         1.23 "Trademarks" shall mean such trademarks for the Product as the Operating Committee shall select.

         1.24 "UCB Detail Share" shall mean the Detail Effort provided by UCB during a Co-Promotion Year, divided by the total Detail Effort provided by both parties during the Co-Promotion Year; provided, however, that in the event that Dynavax has exceeded its Projected Detail Effort, the UCB Detail Share shall be deemed to be [***].

         1.25 "Wholly Owned Affiliate" shall mean with respect to each party, any entity (i) all of whose issued and voting capital is owned or controlled, directly or indirectly, by said party, or (ii) which owns or controls, directly or indirectly, all of the issued and voting capital of said party, or (iii) any company owned or controlled, directly or indirectly, to the extent of one hundred percent (100%) of the issued and voting capital by any of the foregoing, but only as to (i), (ii) and (iii) for so long as said ownership or control shall continue.

2.       PERFORMANCE OF PROMOTION

         2.1 During the Term of this Agreement, UCB and Dynavax agree to co-promote the Product on an exclusive basis in the Territory, subject to the terms and conditions set forth herein.

         2.2 From and after the Launch, the parties shall jointly promote the Product in the Territory pursuant to the Annual Plan to achieve in respect of each Product a successful launch and maximum operating profit over the Term. Each party shall diligently work to fulfill all responsibilities assigned to it through the Annual Plan or through the Operating Committee. Except as otherwise agreed by UCB, in performing Details under this Agreement, Dynavax shall utilize only its own employees.

         2.3 In performing under this Agreement, the parties shall comply with all federal and state laws and regulations and shall not be required to perform any service in respect to the Product if in so doing it might be violating any such law or regulation.

3.       OPERATING COMMITTEE; STEERING COMMITTEE; ANNUAL PLAN

         3.1      Development of Annual Plans

         (a) The Operating Committee shall consist of three members from each of UCB and Dynavax with appropriate marketing and sales expertise. Each party shall confirm in writing to the other the identity of its designees and any changes thereof. For each Co-Promotion Year, the Operating Committee shall be responsible for establishing, the strategic objectives and general direction for the parties' promotion of the Product as well as any development activities to be performed (such as Phase IV Trial Activities), and for developing and implementing an Annual Plan that fulfills such objectives and directions and for deciding any actions to be taken in this respect which affect the Product beyond a purely local level (such as instigation of or defense against law suits). Unless the parties agree otherwise, each such Annual Plan shall operate on a [***], and shall be presented to the Steering

                                       4


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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Committee for approval no later than [***] of the year before the first day in
[***] on which it is to take effect. The Operating Committee shall meet as necessary to accomplish its objectives but in no event less frequently than three times per Co-Promotion Year. During the first and second Co-Promotion Years, the chairperson of the Operating Committee will be designated by UCB. Thereafter, the chairperson shall alternate annually between Dynavax and UCB. All decisions of the Operating Committee shall be by unanimous consent of the members provided that (i) consent (of a member absent at a meeting) can be given in writing; and (ii) the Operating Committee may delegate certain matters to subcommittees consisting of one or more members from each party. If the Operating Committee is unable to reach a decision on any issue within [***], the issue shall be referred to the Steering Committee.

         (b) The Steering Committee shall consist of at least two members but no more than four members from each of UCB and Dynavax. The members of the Steering Committee shall be senior managers and have the appropriate sales and marketing expertise. The Steering Committee shall be responsible for approving and/or modifying each Annual Plan and for resolving any issues referred by the Operating Committee. The Steering Committee shall meet as necessary to accomplish its objectives but in no event less frequently than one time per Co-Promotion Year. During the first and second Co-Promotion Years, the chairperson of the Steering Committee shall be designated by UCB. Thereafter, the chairperson shall alternate annually between UCB and Dynavax. All decisions of the Steering Committee shall be by unanimous consent of the members. Consent (of a member absent from a meeting) can be given in writing. If the Steering Committee is unable to reach a decision on any issue within thirty days, the issues shall be referred to the President of UCB and the President of Dynavax.

         (c) Meetings of the Operating Committee and the Steering Committee shall be open to additional non-voting representatives of the parties as reasonably appropriate to accomplish the objectives of the committee. Each party shall give notice to the others of the additional representatives who will attend a meeting.

         (d) If the President of UCB and the President of Dynavax are unable to agree on the resolution of an issue within [***], the issue shall be resolved as follows:

                  (i) If the issue relates to the total number of Details to be provided by both parties pursuant to the upcoming Annual Plan, the total will be set at [***].

                  (ii) If the issue relates to any other aspect of a new Annual Plan, the issue shall be resolved by adopting that aspect of the then current Annual Plan, subject to Section 3.3(c), and where the current Annual Plan fails to resolve the issue, the issue shall be resolved in accordance with the dispute resolution provisions of the License Agreement (Article 19).

         (e) An outline of the initial Annual Plan covering the first two Co-Promotion Years is set forth in Attachment 3.1. The Operating Committee will finalize the initial Annual Plan within [***] after the Effective Date.

         3.2      Implementation; Revisions and Improvements

         Neither party shall make any changes in an Annual Plan without the prior approval of the Operating Committee. In implementing each Annual Plan, each party will develop and maintain appropriate liaison with the Operating Committee, through which to resolve administrative questions

                                       5

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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regarding such implementation and to communicate to the Operating Committee timely suggestions for improving the Annual Plan and changes that such party believes may be necessary or appropriate to the Annual Plan. The Operating Committee shall act on such suggestions and information as it deems appropriate, and the parties shall perform in accordance with directions issued by the Operating Committee. In the event that a proposed change to the Annual Plan requires an increase or a significant reduction in the Annual Plan budget (an increase or reduction greater than [***] over the then current Annual budget) the change must be approved by the Steering Committee.

         3.3      Activities Covered by Annual Plan

         (a) Each Annual Plan shall define the goals and objectives for promoting the Product in the Territory in the pertinent Co-Promotion Year, consistent with the terms of this Agreement and the License Agreement, and shall identify in reasonable detail the total budget for Co-Promotion Expenses for the Product during the Co-Promotion Year, and the total Detail Effort required to support the Product during the Co-Promotion Year. The parties may change the level of particular expenditure items, and the rate of timing of their expenditures, only by agreement of the Operating Committee. The Annual Plan shall not address Sales Force incentives or compensation, and each party shall have sole authority and responsibility for designing and executing any such program for its Sales Force. Sales Force incentives and compensation shall not be deemed Co-Promotion Expenses and shall be the sole responsibility of the party employing or utilizing such Sales Force.

         (b) Without limitation, each Annual Plan will address such activities as the following in respect of the Product in the Territory:

                  (i) market research and strategy (including market and competitive analysis, sales trends, product positioning and other matters);

                  (ii) advertising and promotion programs and strategies (including development of materials, media plans, use of symposia, academic speakers and other matters);

                  (iii) sales plans and activity (including Sales Force training, sampling strategy, projected Detail Effort overall and for each party, and other related matters);

                  (iv) strategy for targeting and contracting with managed care organizations, and a list of managed care organizations considered appropriate for contracting;

                  (v)      pricing and rebating policy;

                  (vi)     plans for Phase IV Trial Activities;

                  (vii) plans for addressing significant regulatory issues concerning indications and forms of the Product;

                  (viii) development and/or Registration of new forms or regulatory approvals of the Product;

                  (ix) each party's Sales Force size and budget of Co-Promotion Expenses; and

                  (x) minimizing the impact of cross-border sales into the Territory from outside the Territory.

                                       6

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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         (c)      In developing the Annual Plan, UCB shall have the right to provide up to [***] of the total Details in the Co-Promotion Year and Dynavax shall have the right to provide up to [***] of the total Details in the Co-Promotion Year. If either UCB or Dynavax is unable to provide its share of the total Details in any Co-Promotion Year the other may make up all of part of the shortfall.

         (d) Each party shall be free to set prices and other terms for its products other than the Product.

         3.4      Introduction of Product to Staff; Staff Training

         (a) Introduction of Product. As soon as practicable, the Operating Committee will arrange for UCB to provide to Dynavax's staff an introductory briefing on the Product, its anticipated schedule through Launch and other matters pertinent to Dynavax's need to prepare its organization, including its Sales Force, to perform under this Agreement. Each party will make available, on a mutually agreed timetable, appropriate members of its staff.

         (b) Training of Dynavax Personnel. At least [***] before the Launch of the Grass Product, Dynavax will provide UCB with a list of those persons designated by Dynavax to train its Sales Force regarding the Product. UCB will thereafter cause its training personnel to train such persons using training and promotional material developed and approved by UCB.

         (c) Other Meetings. If a party organizes Product-related meetings of its employees, such as Launch meetings or periodic briefings of its Sales Force, it will make reasonable efforts to keep the Product-related portions of such meetings independent from other matters, and to give the other party advance notice of such meetings. All materials related to the Product that are discussed at the meeting must be approved in advance by the Operating Committee. If requested by the other party, the party organizing such meeting will permit representatives of the other party to attend and participate in such meetings, or such portions thereof, as relate to the promotion of the Product hereunder.

         (d) Coordination of Local Efforts. In a manner determined by the Operating Committee, the parties will coordinate on a local level the detailing, speaker/after-hours programs and, as appropriate, Phase IV Trial Activities in execution of the Annual Plan.

         3.5      Other Matters

         (a) The parties will only use such promotional materials, and conduct only such promotional activities for the Product, as are approved by the Annual Plan or the Operating Committee. All promotional materials shall be subject to UCB's legal and regulatory affairs approval, and all promotional activities shall be consistent with the materials so approved.

         (b) Unless and until promotional materials are approved by the Operating Committee for publication or other general dissemination, each party shall maintain them in confidence on the terms provided in Section 13 hereof.

         (c) In connection with the preparation and implementation of any Annual Plan (but subject to any contractual restrictions to the contrary from which each party will use its best efforts to seek relief), Dynavax and UCB will each make available to the Operating Committee marketing intelligence and market research information then in its possession pertaining to the Product, Product usage and market trends. If reasonably requested by the Operating Committee, the parties will provide personnel and other resources to implement marketing research programs regarding the Product.

                                       7

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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         (d)      The Product shall bear only such Trademarks as UCB shall
determine in consultation with Dynavax. To the extent acceptable to the FDA, advertising and promotional materials and samples and trade packages will bear the names of both parties with equal prominence. In each case, UCB will use reasonable efforts to cause FDA to accept the proposed presentation of the names of the parties. Except as the Annual Plan may specify, neither party shall make any use of the other party's name in advertisements or on promotional material to for the Product without such party's prior written consent, such consent not to be unreasonably withheld.

         (e) As directed by the Operating Committee, for all Phase IV Trial Activities and development work, UCB will keep Dynavax informed of ongoing programs and will allow Dynavax to collaborate with UCB on such activities as reasonably necessary and appropriate. Any publication or scientific presentation that results from Phase IV Trial Activities or development work will have both parties attributed and represented.

4.       MATTERS UNDER EXCLUSIVE DIRECTION AND CONTROL

         4.1      General

         (a) Subject to the terms of this Agreement and the License Agreement, UCB shall have the exclusive authority and responsibility for (a) the manufacture, distribution, invoicing, recalls and returns of Product; (b) interactions with the FDA; and (c) the actions of UCB's Sales Force in implementing the objectives of this Agreement.

         (b) Dynavax shall have the exclusive authority for the activities of Dynavax's Sales Force in implementing the objectives of this Agreement.

         4.2      FDA Matters

         (a) UCB shall have exclusive authority and responsibility to obtain, maintain and seek revisions of FDA marketing approval for the Product, in a manner consistent with the decisions of the Operating Committee where applicable, and shall keep Dynavax promptly informed of any such actions (with copies of any documents exchanged).

         (b) Subject to the terms of the License Agreement, UCB shall have the exclusive authority and responsibility for handling of reports to and relations with the FDA. UCB and Dynavax shall review each other's existing methods for ensuring prompt reporting to FDA and to each other of any event or data regarding the Product that may be subject to FDA or other regulatory reporting requirements on adverse events. Each party shall designate a person responsible for receiving such reports from the other party.

         (c) Consistent with the terms of the License Agreement, each party shall assist the other party in performing the obligations set forth in Sections 4.2(a) and 4.2(b) hereof. Such assistance shall include, without limitation, (i) notifying the other party, upon receipt, of any serious adverse reaction (as defined in the Act) or experience report relating to a Product; (ii) promptly notifying the other party and forwarding to such party, any other adverse reaction or experience reports relating to a Product as well as any other notices, demands or claims relating to a Product; and (iii) making available to the other party any of its personnel having knowledge of any such matter.

         (d) UCB shall provide Dynavax's with copies of the periodic adverse drug experience reports, submitted pursuant to 21 CFR Section 314.20(c)(2), within ten (10) days of submission of such reports to the FDA. UCB shall promptly notify Dynavax of any adverse drug experience or series of

                                       8
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adverse drug experiences which may affect the labeling of a Product or a
Product's use or any other serious adverse reaction (as defined in the Act), and in any event, within seventy-two (72) hours after UCB learns of or receives such information.

         4.3      Distribution

         UCB shall be exclusively responsible for shipping, invoicing and collections respecting the Product. Both parties shall endeavor to ensure that all customer orders, returns and other inquiries relating to Product are directed to UCB. If Dynavax receives any purchase order for a Product, it shall promptly forward such order to UCB. If Dynavax receives any returns, it will promptly notify UCB which will make arrangements to handle the Product returned.

5.       DETAILING AND PERFORMANCE REPORTING

         5.1 Quarterly Reports by Each Party. Within [***] after the end of each calendar quarter during the Term, UCB and Dynavax shall each prepare and submit to the other party a written report describing such party's performance under this Agreement during such quarter, containing the following: (i) an electronic copy of the most recent report of the Details performed by the Sales Force of the reporting party; this report will contain the name of each targeted prescriber detailed, the IMS identification number for the prescriber, the date of such Detail and the position of the Product' presentation within that Detail;
(ii) the Detail Effort for such party; and (iii) other activities performed by such party further to the Annual Plan as budgeted therein.

         5.2 Information Systems. To ensure the completeness and comparability of information being reported by the parties, the parties will provide each other with appropriate details respecting their information systems on which such reports are based.

6.       COMPENSATION TO DYNAVAX

         6.1      Basis for Compensation to Dynavax

         (a) For each Co-Promotion Year UCB will pay Dynavax an amount equal to the Dynavax Detail Share multiplied by the Co-Promotion Gross Margin.

         (b) For each Co-Promotion Year, UCB will invoice Dynavax an amount equal to the Dynavax Detail Share multiplied by the total Co-Promotion Expenses incurred by both UCB and Dynavax, which amount is to be reduced by the amount of any Co-Promotion Expenses paid directly by Dynavax during such Co-Promotion Year; and if the amount expended by Dynavax exceeds its share of total Co-Promotion Expenses, the amount of such excess shall be refunded to Dynavax.

         (c) An example of the calculation of the fee to be paid to Dynavax and the co-Promotion Expenses to be invoiced to Dynavax is forth in Attachment 6.1.

         6.2      Calculation and Payment of Compensation

         (a) Within sixty (60) days following the end of the last month of each Payment Computation Period (i.e. a calendar quarter) during each Co-Promotion Year, UCB shall use the data supplied by each party respecting Net Sales, Cost of Goods Sold and Co-Promotion Expenses for the Co-Promotion Year to date, to calculate the amount which represents Dynavax's share of the Co-Promotion Gross Margin to be paid to Dynavax by UCB, and Dynavax's share of the total Co-Promotion Expenses of UCB and

                                       9


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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Dynavax, to be paid to UCB by Dynavax, less the amounts on account of
Co-Promotion Expenses paid directly by Dynavax during such Payment Computation Period. UCB shall supply Dynavax a statement setting forth such calculation, an example of which is set forth in Attachment 6.2. UCB shall remit to Dynavax with such statement, the difference between the amount owed to Dynavax on account of its share of the Co-Promotion Gross Margin and the amount owed by Dynavax (or the sum of such Co-Promotion Gross Margin and amount to be refunded to Dynavax, where its actual expenditures exceed its share of the Co-Promotion Expenses).

         (b) It is hereby acknowledged and agreed by the parties that for the purposes of calculating Cost of Goods Sold or any of the expenses comprising Co-Promotion Expenses hereunder, in no event shall any individual expense item be accounted for more than once, notwithstanding that such individual expense item may come within the scope of two or more heads of expenses defined hereunder. Further, each individual expense item shall be accounted only to the extent actually incurred and paid for by a party within the applicable Payment Computation Period.

         (c) All payments not paid when due hereunder shall earn interest to the extent permitted under applicable law at the prime rate per annum quoted in the Wall Street Journal on the first business day after such payment is due, plus an additional [***], calculated on the number of days such payment is delinquent. All payments to Dynavax shall be made by wire transfer to an account of Dynavax designated by Dynavax from time to time; provided, however, that in the event that Dynavax fails to designate such account, UCB may remit payment to Dynavax to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Dynavax of such account or change in such account, shall not be effective until [***] after receipt thereof by UCB. All amounts payable hereunder shall be paid in United States Dollars.

         6.3      Verification

         (a) Each party's reported Detail Effort shall be subject to verification by the other party. Such verification right shall be exercisable once with respect to any Co-Promotion Year, within one year after the end of such Co-Promotion Year, upon reasonable notice and during normal business hours, by review of copies of the reporting party's written materials relating to Detail Effort reports and records, and by interviews with the personnel of the reporting party who are responsible for such activity.

         (b) Each party may at its expense verify the amounts reported by the other under Section 6.2 in respect of [***] by causing the reporting party to grant independent public accountants, appointed by the requesting party and reasonably acceptable to the reporting party, access to all reasonably necessary books and records of the reporting party concerning such financial representations. Such verification right shall be exercisable once with respect to any Co-Promotion Year, within one year after the end of such Co-Promotion Year, upon reasonable notice and during normal business hours.

         (c) In the event that an error is determined through the verification process set forth above, the parties will promptly make appropriate adjustments. If the error is greater than 10% of the initially reported amount, the costs of the verification shall be borne by the reporting party.

7.       QUALITY OF PRODUCT

         7.1 UCB shall, or shall require its third party manufacturer to, use reasonable care in the manufacture of the Product sold or provided as samples hereunder in accordance with the provisions of

                                       10


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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UCB Legal Department

the Act and FDA's then current Good Manufacturing Practices regulations promulgated thereunder relating to the manufacture of human pharmaceutical products.

         7.2 UCB hereby guarantees that no Product constituting a part of any shipment made by UCB pursuant hereto shall, at the time of any such shipment, be adulterated or misbranded within the meaning of the Act as such law is constituted and in effect at the time of any such shipment.

8.       INSURANCE; INDEMNIFICATION

         8.1 Each party shall, during the Term of this Agreement, obtain at its own cost and expense such product liability insurance coverage as it deems appropriate and reasonably available.

         8.2 Except to the extent set forth in Section 8.3 below, UCB shall defend, indemnify and hold Dynavax, its Affiliates, officers directors and employees free and harmless from any and all personal injury or product liability claims and lawsuits (including reasonable attorneys' fees) which may be made or filed against Dynavax and any or all of the aforementioned persons, arising from the use of the Product as set forth in its labeling and promotional material approved by UCB; provided Dynavax promptly notifies UCB of any such claims or lawsuits, allows UCB to handle the defense, cooperates fully in the defense as reasonably requested by UCB and does not settle or compromise any claim without UCB's consent. Such costs will be included as Co-Promotion Expenses.

         8.3 Dynavax or UCB (the "Indemnifying Party") shall defend, indemnify and hold the other (the "Indemnified Party"), its Affiliates, officers, directors and employees free and harmless from any and all personal injury or product liability claims and lawsuits (including reasonable attorneys' fees) which may be made or filed against the Indemnified Party's or any or all the aforementioned persons, arising from an alleged failure on the Indemnifying Party's part to comply with its obligations herein or in the Annual Plan or the alleged negligent performance by the Indemnifying Party of said obligations; provided the Indemnified Party promptly notifies the Indemnifying Party of any such claims or lawsuits, allows the Indemnifying Party to handle the defense, cooperates fully in the defense as reasonably requested by the Indemnifying Party and does not settle or compromise any claim without the Indemnifying Party's consent. Such costs shall not be considered part of the Co-Promotion Expenses.

9.       TERM AND TERMINATION

         9.1 Term. This Agreement shall commence as of the Effective Date and shall continue until the earlier of (i) the date the parties mutually agree to terminate, (ii) the date that the License Agreement is terminated with respect to such Product, or (iii) the date that this Agreement is earlier terminated as hereinafter provided (the "Term").

         9.2 Termination Without Cause. Upon one (1) year's written notice given any time after the end of the fourth Co-Promotion Year, either party may terminate this Agreement without cause.

         9.3 Bankruptcy. This Agreement will terminate without further action on the bankruptcy of UCB or Dynavax.

         9.4 Termination by Dynavax. Dynavax may terminate this Agreement on thirty (30) days written notice to UCB in the event that:

                                       11
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UCB Legal Department

                  (a) The number of Details made by UCB has for any two (2) consecutive Co-Promotion Years fallen below[***] of the total number of Details agreed to be made by UCB pursuant to the Annual Plan and this Agreement; or

                  (b) UCB has materially breached this Agreement and (i) has not within sixty (60) days after written notice from Dynavax remedied such breach or proposed a plan to address the breach setting out a reasonable period of time within which to remedy the breach or (ii) has not remedied the breach within such reasonable period of time.

         The notice of termination shall set forth in reasonable detail the basis for such termination. Such termination shall be effective unless UCB delivers to Dynavax, within ten (10) business days of its receipt of the termination notice, a further notice of UCB's objection to such termination setting forth in reasonable detail the basis for such objection.

         9.5      Termination by UCB. UCB may terminate this Agreement on thirty
(30) days written notice to Dynavax in the event that:

                  (a)      The number of Details made by Dynavax has for any two
(2) consecutive Co-Promotion Years fallen below [***] of the total number of Details agreed to be made by Dynavax pursuant to the Annual Plan and this Agreement; or

                  (b)      Dynavax has materially breached this Agreement and
(i) has not within sixty (60) days after written notice from UCB, remedied such breach or proposed a plan to address the breach setting out a reasonable period of time within which to remedy the breach, or (ii) has not remedied the breach within such reasonable period of time.

         The notice of termination shall set forth in reasonable detail the basis for such termination. Such termination shall be effective unless Dynavax delivers to UCB, within ten (10) business days of its receipt of the termination notice, a further notice of Dynavax's objection to such termination setting forth in reasonable detail the basis for such objection.

         9.6      Consequences of Termination

         In the event that this Agreement is terminated, each party shall be responsible for paying to the other party all amounts due and owing up through and including the effective date of the termination and the License Agreement shall remain in force and UCB shall continue to pay royalties thereunder according to its terms.

10.      RECORDS

         Each party shall keep full and accurate records and other documentation respecting its performance under this Agreement, and shall make them available on reasonable notice and during normal business hours to representatives of the other parties for [***] after the period to which the records relate.

11.      RELATIONSHIP

         11.1 During the Term of this Agreement, neither party, nor any of its Affiliates, agents or employees thereof shall have, possess or hold themselves out to third parties as possessing any power or

                                       12

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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UCB Legal Department

authority to enter into any contract or make any commitment on behalf of the other party except as expressly set forth in this Agreement.

         11.2 Neither Party shall have any responsibility to or for any employees of the other party; and each party shall indemnify and hold the others harmless against any claims of any sort whatsoever which may be asserted by any of its employees against the other party by reason of this Agreement.

         11.3 This Agreement is not intended, nor shall it be construed to create a partnership, joint venture or joint employee relationship between the parties.

12.      CONFIDENTIALITY

         During the Term of this Agreement and for [***] thereafter each party shall hold in confidence, and use only in furtherance of its rights and obligations under this Agreement, any Confidential Information that it acquires from the other party pursuant to this Agreement, unless (i) the other party first agrees in writing to such disclosure or use, (ii) such disclosure is permitted pursuant to the License Agreement; or (iii) such disclosure is required by order of a court or regulatory agency, in which event the disclosing party will use reasonable efforts to obtain a protective order covering the Confidential Information. The standard of care to be used by the parties hereunder shall be that used by them for their own proprietary and confidential information.

13.      NOTICE

         Any notice hereunder shall be in writing and be sent by courier or prepaid certified mail, return receipt requested, addressed as follows, or as the parties may otherwise specify in writing:

If to UCB:

         UCB Pharma, Inc.
         1950 Lake Park Drive
         Smyrna, GA 30080 USA
         Attn: President

If to Dynavax:

         Dynavax Technology Corporation
         717 Potter Street, Suite 100
         Berkeley, CA 94710 USA
         Attn: President

14.      MISCELLANEOUS

         14.1 This Agreement and the legal rights of the respective parties shall be governed by and construed in accordance with the laws of the State of Delaware.

         14.2 This Agreement together with the Attachments hereto, the Annual Plan for each Co-Promotion Year and the License Agreement, constitute the entire Agreement and understanding of the parties relating to the matters referred to herein and supersede all prior agreements, understandings,

                                       13


[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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UCB Legal Department

representations, written and verbal, previously made among them with respect thereto. This Agreement shall be amended only by a writing, duly executed on behalf of the respective parties.

         14.3 No term or condition of this Agreement shall ever be considered as waived unless reduced in writing and duly executed by an officer of the waiving party. Any waiver by a party of a breach of any term or condition of this Agreement will not be considered as a waiver of any subsequent breach of the Agreement or any other term or condition hereof.

         14.4 Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto without the other party's consent, which consent shall not be unreasonably withheld. If a party is legally required to disclose any terms of this Agreement or any other matter related to this Agreement, such party shall give the other party reasonable notice thereof and reasonably cooperate with such other party in efforts to minimize such disclosure or obtain confidential treatment thereof.

         14.5 Each party represents, warrants and covenants to the other as follows:

         (a) It is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation;

         (b) It has the corporate power and authority to enter into and perform under this Agreement;

         (c) Its execution and delivery of this Agreement, and its performance hereunder, have been duly and validly authorized by all necessary corporate actions and approvals, and its signatory has been authorized to execute and deliver this Agreement on its behalf;

         (d) To the best of its knowledge, its execution, delivery and performance of this Agreement will not violate any law, regulation or contract to which it is subject or by which it is bound.

         Except as set forth in this Agreement, neither party makes any representation or warranty of any kind with respect to the Product or any other subject matter of this Agreement and expressly disclaims all implied representations and warranties, including any warranties of merchantability or fitness for a particular purpose or noninfringement and any other implied warranties with respect to the capabilities, safety, utility, or commercial application of the Product.

         NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS) OF THE OTHER PARTY.

         14.6 Neither this Agreement, nor any interest therein, may be assigned by a party without the express written consent of the others, except that a party may assign this Agreement to a Wholly Owned Affiliate. In the event of a sale by a party of substantially all of the assets and business of the business unit to which this Agreement relates, the other party shall not unreasonably withhold its consent to the assignment of this Agreement to the successor in interest to such assets and business.

         14.7 All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the

                                       14
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UCB Legal Department

extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

         14.8 Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required ("Force Majeure"); provided that any such delay shall not extend for more than [***]. The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of the occurrence and where appropriate an estimate of how long such Force Majeure event shall continue. If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

         14.9 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.10 Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

         14.11 Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to any gender include the other genders, (iii) the words "include," "includes" and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation", (iv) the terms "hereof", "herein", "hereunder", "hereto" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms "day" and "days" mean and refer to calendar day(s) and (vi) the terms "year" and "years" mean and refer to calendar year(s). Unless otherwise set forth herein, any reference in this Agreement to (vii) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (viii) a particular law means such law as in effect on the date of this Agreement. All Article, Section, Subsection and Attachment references herein are to Articles, Sections, Subsections and Attachments of this Agreement, unless otherwise specified. If any provision of this Agreement is in conflict with or inconsistent with a provision of the License Agreement, the provision of the License Agreement shall take precedence and control.

                                       15

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

UCB Legal Department

                         [Signatures on following page]

                                       16
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UCB Legal Department

IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement on the date first written above.

UCB Pharma, Inc.

By: _______________________________

Printed Name: _____________________

Title: ____________________________

By: _______________________________

Printed Name: _____________________

Title: ____________________________

Dynavax Technologies Corporation

By: _______________________________

Printed Name: _____________________

Title: ____________________________

                                       17
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UCB Legal Department

                               List of Attachments

    Title                              Description
    -----                              -----------
Attachment 3.1     Annual Plan for the first two Co-Promotion Years

Attachment 6.1     Example of Statement Calculating Co-Promotion amount to
                   be paid to Dynavax and Co-Promotion Expenses to be paid by
                   Dynavax

                                    EXHIBIT D

                               DEVELOPMENT PROGRAM

[***]


[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT E

                             PEANUT DEVELOPMENT PLAN

[***]



[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT F

                     MANUFACTURING TECHNOLOGY TRANSFER PLAN

[***]



[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT G

                          START UP MANUFACTURING COSTS

See attached sheet.

                    Costs for AIC Phase III Manufacturing(1)

         - Invest [***] in Capital Equipment (may not be fully necessary and could be built into terms of a supply agreement)

         - Tech. Transfer reveals adaptation of process is required for new GMP facility. Validation/qualification required

         -        Batch records require adaptation

         -        Significant assay validation required

         -        Four lots filled/finished commercial fill/finish site

         -        QC Occurs at manufacturing site

Assumptions:

         -        [***]

         -        [***]

         -        [***]

         -        [***]

                                          Cost
                                          ----
              Task                   [***]    [***]
              ----                   -----    -----
Capital Equipment*                   [***]
Technology Transfer                  [***]
Document Transfer and Development    [***]
Assay Transfer & Qualification       [***]
GMP Process ([***] AIC DS)           [***]
DP & DS Release                      [***]
DP Fill/Finish                       [***]
[***]for Tech.Transfer                        [***]
                                     [***]    [***]

DP = Drug Product
DS = Drug Substance
* Capital Equipment [***]
(1) [***]



[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.